amended and restated GLOBAL CUSTODY AGREEMENT

This Amended and Restated Agreement, dated August 14, 2017, is between JPMorgan Chase Bank, N.A. (“Bank”), a national banking association with a place of business at 383 Madison Avenue, New York, NY 10179; and each of the open-end management investment companies listed on Exhibit 1 of this Agreement, registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), organized as Delaware statutory trusts (each a “Trust”), severally and for and on behalf of certain of their respective portfolios listed on Exhibit 1 (each a “Fund”), each Trust and their respective Funds with a place of business at P.O. Box 2600 Valley Forge, PA 19482. Each Trust for which Bank serves as custodian under this Agreement, shall individually be referred to as “Customer.”

1.	INTENTION OF THE PARTIES; DEFINITIONS
1.1	INTENTION OF THE PARTIES.
(a)

This Agreement sets out the terms governing custodial, settlement and certain other associated services offered by Bank to Customer. Bank shall be responsible for the performance of only those duties that are set forth in this Agreement or expressly contained in Instructions that are consistent with the provisions of this Agreement and with Bank’s operations and procedures. Customer acknowledges that Bank is not providing any legal, tax or investment advice in providing the services hereunder.

(b)

Investing in foreign markets may be a risky enterprise. The holding of Global Assets and cash in foreign jurisdictions may involve risks of loss or other special features. Bank shall not be liable for any loss that results from the general risks of investing or Country Risk.

1.2	DEFINITIONS.
(a)	As used herein, the following terms have the meaning hereinafter stated.

“ACCOUNT” has the meaning set forth in Section 2.1 of this Agreement.

“AFFILIATE” means an entity controlling, controlled by, or under common control with, Bank.

“AFFILIATED SUBCUSTODIAN” means a Subcustodian that is an Affiliate.

“APPLICABLE LAW” means any statute, whether national, state or local, applicable in the United States or any other country, the rules of the treaty establishing the European Community, other applicable treaties, any other law, rule, regulation or interpretation of any governmental entity, any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

“AUTHORIZED PERSON” means any person (including an investment manager or other agent) who has been designated by written notice from Customer or its designated agent to act on behalf of Customer hereunder. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such person is no longer an Authorized Person.

“BANK INDEMNITEES” means Bank, its Subcustodians, and their respective nominees, directors, officers and employees.

“BANK’S LONDON BRANCH” means the London branch office of Bank.

“CASH ACCOUNT” has the meaning set forth in Section 2.1(a)(ii).

“CORPORATE ACTION” means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, calls, redemptions, tender offer, recapitalization, reorganization, conversions, consolidation, subdivision, takeover offer or similar matter with respect to a Financial Asset in the Securities Account that requires discretionary action by the holder, but does not include proxy voting.

“COUNTRY RISK” means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from: nationalization, expropriation or other governmental actions; the country’s financial infrastructure, including prevailing custody and settlement practices; laws applicable to the safekeeping and recovery of Financial Assets and cash held in custody; the regulation of the banking and securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

“CUSTOMER” means individually each Trust and their respective Funds as listed on Exhibit 1 hereto.

“ENTITLEMENT HOLDER” means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

“FINANCIAL ASSET” means, as the context requires, either the asset itself or the means by which a person’s claim to it is evidenced, including a Security, a security certificate, or a Securities Entitlement. “Financial Asset” includes any Global Assets but does not include cash.

“FUND” means each portfolio of each Trust and listed on Exhibit 1 hereto.

“GLOBAL ASSET” means any “Financial Asset” (a) for which the principal trading market is located outside of the United States; (b) for which presentment for payment is to be made outside of the United States; or (c) which is acquired outside of the United States.

“INSTRUCTIONS” has the meaning set forth in Section 3.1 of this Agreement.

“LIABILITIES” means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys’, accountants’, consultants’ or experts’ fees and disbursements).

“SECURITIES” means stocks, bonds, rights, warrants and other negotiable and non-negotiable instruments, whether issued in certificated or uncertificated form, that are commonly traded or dealt in on securities exchanges or financial markets. “Securities” also means other obligations of an issuer, or shares, participations and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for investment and any other property as may be acceptable to Bank for the Securities Account.

“SECURITIES ACCOUNT” means each Securities custody account on Bank’s records to which Financial Assets are or may be credited pursuant hereto.

“SECURITIES DEPOSITORY” has the meaning set forth in Section 5.1 of this Agreement.

“SECURITIES ENTITLEMENT” means the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

“SECURITIES INTERMEDIARY” means Bank, a Subcustodian, a Securities Depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

“SUBCUSTODIAN” has the meaning set forth in Section 5.1 and includes Affiliated Subcustodians.

“TRUST” means each open-end investment company organized as a Delaware business trust and listed on Exhibit 1 hereto.

(b)	All terms in the singular shall have the same meaning in the plural unless the context otherwise provides and vice versa.
2.	WHAT BANK IS REQUIRED TO DO
2.1	Set Up Accounts.
(a)	Bank shall establish and maintain the following accounts (“Accounts”):
(i)

a Securities Account in the name of Customer on behalf of each Fund for Financial Assets, which may be received by Bank or its Subcustodian for the account of Customer, including as an Entitlement Holder; and

(ii)	an account in the name of Customer (“Cash Account”) for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer.

Notwithstanding paragraph (ii), cash held in respect of those markets where Customer is required to have a cash account in its own name held directly with the relevant Subcustodian shall be held in that manner and shall not be part of the Cash Account. Bank shall notify Customer prior to the establishment of such an account.

(b)	At the request of Customer, additional Accounts may be opened in the future, which shall be subject to the terms of this Agreement.
(c)

Except as precluded by Section 8-501(d) of the Uniform Commercial Code (“UCC”), Bank shall hold all Securities and other Financial Assets, other than cash, of a Fund that are delivered to it in a “securities account” with Bank for and in the name of such Fund and shall treat all such assets other than cash as “financial assets” as those terms are used in the UCC.

2.2	Cash Account.

Except as otherwise provided in Instructions acceptable to Bank, all cash held in the Cash Account shall be deposited during the period it is credited to the Account in one or more deposit accounts at Bank or at Bank’s London Branch. Any cash so deposited with Bank’s London Branch shall be payable exclusively by Bank’s London Branch in the applicable currency, subject to compliance with any Applicable Law, including, without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

2.3	Segregation of Assets; Nominee Name.
(a)

Bank shall identify in its records that Financial Assets credited to Customer’s Securities Account belong to Customer on behalf of the relevant Fund (except as otherwise may be agreed by Bank and Customer).

(b)

To the extent permitted by Applicable Law or market practice, Bank shall require each Subcustodian to identify in its own records that Financial Assets credited to Customer’s Securities Account belong to customers of Bank, such that it is readily apparent that the Financial Assets do not belong to Bank or the Subcustodian.

(c)

Bank is authorized, in its discretion, to hold in bearer form, such Financial Assets as are customarily held in bearer form or are delivered to Bank or its Subcustodian in bearer form; and to register in the name of the Customer, Bank, a Subcustodian, a Securities Depository, or their respective nominees, such Financial Assets as are customarily held in registered form. Customer authorizes Bank or its Subcustodian to hold Financial Assets in omnibus accounts and shall accept delivery of Financial Assets of the same class and denomination as those deposited with Bank or its Subcustodian.

(d)

Upon receipt of Instruction, Bank shall establish and maintain a segregated account or accounts for and on behalf of each Fund for purposes of segregating cash, government securities, and other assets in connection with derivative transactions entered into by a Fund or options purchased, sold or written by the Fund.

2.4	Settlement of Trades.

When Bank receives an Instruction directing settlement of a trade in Financial Assets that includes all information required by Bank, Bank shall use reasonable care to effect such settlement as instructed. Settlement of purchases and sales of Financial Assets shall be conducted in accordance with prevailing standards of the market in which the transaction occurs. The risk of loss shall be Customer’s whenever Bank delivers Financial Assets or payment in accordance with applicable market practice in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer’s counterparty to deliver the expected consideration as agreed, Bank shall contact the counterparty to seek settlement and, if the settlement is not received, notify Customer, but Bank shall not be obligated to institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

2.5	Contractual Settlement Date Accounting.
(a)

Bank shall effect book entries on a “contractual settlement date accounting” basis as described below with respect to the settlement of trades in those markets where Bank generally offers contractual settlement day accounting and shall notify Customer of these markets from time to time.

(i)

Sales: On the settlement date for a sale, Bank shall credit the Cash Account with the sale proceeds of the sale and transfer the relevant Financial Assets to an account pending settlement of the trade if not already delivered.

(ii)

Purchases: On the settlement date for the purchase (or earlier, if market practice requires delivery of the purchase price before the settlement date), Bank shall debit the Cash Account with the settlement monies and credit a separate account. Bank then shall post the Securities Account as awaiting receipt of the expected Financial Assets. Customer shall not be entitled to the delivery of Financial Assets that are awaiting receipt until Bank or a Subcustodian actually receives them.

Bank reserves the right to restrict in good faith the availability of contractual day settlement accounting for credit reasons. Bank, whenever reasonably possible, will notify Customer prior to imposing such restrictions.

(b)

Bank may (in its discretion) upon at least 48 hours prior oral or written notification to Customer, reverse any debit or credit made pursuant to Section 2.5(a) prior to a transaction’s actual settlement, and Customer shall be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in this sub-section are of an administrative nature, and Bank does not undertake to make loans and/or Financial Assets available to Customer.

2.6	Actual Settlement Date Accounting.

With respect to any sale or purchase transaction that is not posted to the Account on the contractual settlement date as referred to in Section 2.5, Bank shall post the transaction on the date on which the cash or Financial Assets received as consideration for the transaction is actually received by Bank.

2.7	Income Collection; Autocredit.
(a)

Bank shall credit the Cash Account with income and redemption proceeds on Financial Assets in accordance with the times notified by Bank from time to time on or after the anticipated payment date, net of any taxes that are withheld by Bank or any third party. Where no time is specified for a particular market, income and redemption proceeds from Financial Assets shall be credited only after actual receipt and reconciliation. Bank may reverse such credits upon at least 48 hours prior oral or written notification to Customer when Bank believes that the corresponding payment shall not be received by Bank within a reasonable period or such credit was incorrect.

(b)

Bank shall make reasonable endeavors in its discretion to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, but neither Bank nor its Subcustodians shall be obliged to file any formal notice of default, institute legal proceedings, file proof of claim in any insolvency proceeding, or take any similar action.

2.8	Fractions / Redemptions by Lot.

In the event that, as a result of holding Financial Assets in an omnibus account, the Customer receives fractional interests in Financial Assets arising out of a corporate action or class action litigation, Bank will credit the Customer with the amount of cash the Customer would have received, as reasonably determined by Bank, had the Financial Assets not been held in an omnibus account, and the Customer shall relinquish to Bank its interest in such fractional interests. If some, but not all, of an outstanding class of Financial Asset is called for redemption, Bank may allot the amount redeemed among the respective beneficial holders of such class of Financial Asset in any manner Bank reasonably deems to be fair and equitable. Bank will promptly notify Customer of any action taken pursuant to this section.

2.9	Presentation of Coupons; Certain Other Ministerial Acts.

Until Bank receives Instructions to the contrary, Bank shall:

(a)

present all Financial Assets for which Bank has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

(b)	execute in the name of Customer such certificates as may be required to obtain payment in respect of Financial Assets; and
(c)	exchange interim or temporary documents of title held in the Securities Account for definitive documents of title.
2.10	Corporate Actions; Class Action Litigation.
(a)

Bank will follow Corporate Actions through receipt of notices from issuers, from Subcustodians, Securities Depositories and notices published in industry publications and reported in reporting services. Bank will promptly notify Customer of any Corporate Action of which information is either (i) received by it or by a Subcustodian to the extent that Bank’s central corporate actions department has actual knowledge of the Corporate Action in time to notify its customers in a timely manner; or (ii) published via a formal notice in publications and reporting services routinely used by Bank for this purpose in time for Bank to notify its customers in a timely manner. Any notices received by Bank’s corporate actions department about U.S. settled securities class action litigation that requires action by affected owners of the underlying Financial Assets will be promptly provided to Customer if Bank, using reasonable care and diligence in the circumstances, identifies that Customer was a shareholder and held the relevant Financial Assets in custody with Bank at the relevant time. Bank will not make filings in the name of Customer in respect to such notifications except as otherwise agreed in writing between Customer and Bank.

(b)

If an Authorized Person fails to provide Bank with timely Instructions with respect to any Corporate Action or class action, neither Bank nor its Subcustodians or their respective nominees will take any action in relation to that Corporate Action or class action, except as otherwise agreed in writing by Bank and Customer or as may be set forth by Bank as a default action in the notification it provides under Section 2.10(a) with respect to that Corporate Action or class action. If Customer provides Bank with Instructions with respect to any Corporate Action after the deadline set by Bank but before the deadline set by a Securities Depository, Bank shall use commercially reasonable efforts to act on such Instructions. If Bank fails to act on Instructions provided by Customer prior to the deadline set by Bank with respect to any Corporate Action, Bank will be liable for direct losses incurred by Customer.

2.11	Proxy Voting.
(a)

Bank shall provide Customer or its agent with details of Securities in the Account on a daily basis (“Daily Holdings Data”), and Bank or its agent shall act in accordance with Instructions from an Authorized Person in relation to matters Customer or its agent determine in their absolute discretion are to be voted upon at meetings of holders of Financial Assets, based upon such Daily Holdings Data (“the proxy voting service”). Neither Bank nor its agent shall be under any duty to provide Customer or its agent with information which it or they receive on matters to be voted upon at meetings of holders of Financial Assets.

(b)

Bank or its agent shall act upon Instructions to vote, provided Instructions are received by Bank or its agent at its proxy voting department by the relevant deadline for such Instructions as determined by Bank or its agent. If Instructions are not received in a timely manner, neither Bank nor its agent shall be obligated to provide further notice to Customer.

(c)

In markets where the proxy voting service is not available or where Bank has not received a duly completed enrollment form or other relevant documentation, Bank or its agent shall endeavor to act upon Instructions to vote on matters before meetings of holders of Financial Assets where it is reasonably practicable for Bank or its agent (or its Subcustodians or nominees as the case may be) to do so and where such Instructions are received in time for Bank or its agent to take timely action.

(d)

Customer acknowledges that the provision of the proxy voting service may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to: (i) the Financial Assets being on loan or out for registration, (ii) the pendency of conversion or another corporate action, or (iii) Financial Assets being held at Customer’s request in a name not subject to the control of Bank or its Subcustodian, in a margin or collateral account at Bank or another bank or broker, or otherwise in a manner which affects voting, local market regulations or practices, or restrictions by the issuer. Additionally, in some markets, Bank may be required to vote all shares held for a particular issue for all of Bank’s customers in the same way. Bank or its agent shall inform Customer or its agent where this is the case.

(e)

Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise hereunder, in performing the proxy voting service Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such proxy voting service or vote any proxy except when directed by an Authorized Person.

2.12	Statements and Information Available On-Line.
(a)

Bank will send, or make available on-line, to Customer, at times mutually agreed, a statement of account in Bank’s standard format for each Account maintained by Customer with Bank, identifying the Financial Assets and cash held in each Account. Bank also will provide to Customer, upon request, the capability to reformat the information contained in each statement of account. In addition, Bank will send, or make available on-line, to Customer an advice or notification of any transfers of cash or Financial Assets with respect to each Account. Bank will not be liable with respect to any matter set forth in those portions of any such statement of account or advice (or reasonably implied therefrom) to which Customer has not given Bank a written exception or objection within ninety days of receipt of such statement, provided such matter is not the result of Bank’s willful misconduct or bad faith.

(b)

Prices and other information obtained from third parties which may be contained in any statement sent to Customer have been obtained from sources Bank believes to be reliable. Bank does not, however, make any representation as to the accuracy of such information or that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets.

(c)

Customer understands that records and reports, other than statements of account, that are available to it on-line on a real-time basis may not be accurate due to mis-postings, delays in updating Account records, and other causes. Bank will not be liable for any loss or damage arising out of the inaccuracy of any such records or reports that are accessed on-line on a real-time basis.

2.13	Access to Bank’s Records.
(a)

Bank shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of Customer under the 1940 Act, with particular attention to Section 31 thereof and rules 31a-1 and 31a-2 thereunder. All such records shall be property of Customer. Bank will allow Customer’s duly authorized officers, employees, and agents, including Customer’s independent public accountants, and the employees and agents of the SEC access at all times during the regular business hours of Bank to such records. Except, in the case of access by the SEC as otherwise required by the SEC, such access will be subject to reasonable notice to Bank.  Subject to restrictions under Applicable Law, Bank also will obtain an undertaking to permit Customer’s independent public accountants reasonable access to the records of any Subcustodian of Securities held in the Securities Account as may be required in connection with such examination.

(b)

In addition, Bank shall cooperate with and supply necessary information to any entity or entities appointed by the Customer to keep its books of account and/or compute its net asset value. Bank shall provide reports and other data as Customer may from time to time reasonably request to enable Customer to obtain, from year to year, favorable opinions from Customer’s independent accountants with respect to Bank’s activities hereunder in connection with (i) the preparation of any registration statement of Customer and any other reports required by a governmental agency or regulatory authority with jurisdiction over the Fund, and (ii) the fulfillment by Customer of any other requirements of a governmental agency or regulatory authority with jurisdiction over the Fund.

(c)

Upon reasonable request of Customer, Bank shall provide Customer with a copy of Bank’s Service Organizational Control (SOC) 1 reports (or any successor reports) prepared in accordance with the requirements of AT-C section 320, Reporting on an Examination of Controls at a Service Organization Relevant to User Entities’ Internal Control Over Financial Reporting (or any successor attestation standard). In addition, from time to time as requested, Bank will furnish Customer a “gap” or “bridge” letter that will address any material changes that might have occurred in Customer’s controls covered in the SOC Report from the end of the SOC Report period through a specified requested date. Bank shall use commercially reasonable efforts to provide Customer with such reports as Customer may reasonably request or otherwise reasonably require to fulfill its duties under Rule 38a-l of the 1940 Act or similar legal and regulatory requirements. Upon reasonable request by Customer, Bank shall also provide to Customer customary sub-certifications in connection with Sarbanes-Oxley Act of 2002 certification requirements. Upon written request, Bank shall provide Customer with information about Bank’s processes for the management and monitoring of Subcustodians for safeguarding Financial Assets.

2.14	Maintenance of Financial Assets at Bank and at Subcustodian Locations.
(a)

Unless Instructions require another location acceptable to Bank, Global Assets shall be held in the country or jurisdiction in which their principal trading market is located, where such Global Assets may be presented for payment, where such Financial Assets were acquired, or where such Financial Assets are held. Bank reserves the right to refuse to accept delivery of Global Assets or cash in countries and jurisdictions other than those referred to in Schedule 1 to this Agreement, as in effect from time to time.

(b)

Bank shall not be obliged to follow an Instruction to hold Financial Assets with, or have them registered or recorded in the name of, any person not chosen by Bank. However, if Customer does instruct Bank to hold Securities with or register or record Securities in the name of a person not chosen by Bank, the consequences of doing so are at Customer’s own risk and Bank shall not be liable therefor.

2.15	Tax Reclaims.

Bank shall provide tax reclamation services as provided in Section 8.2.

2.16	Foreign Exchange Transactions.

To facilitate the administration of Customer’s trading and investment activity, Bank may, but shall not be obliged to, enter into spot or forward foreign exchange contracts with Customer, or an Authorized Person, and may also provide foreign exchange contracts and facilities through its Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts, but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement, shall apply to such transactions.

2.17	Compliance with Securities and Exchange Commission (“SEC”) rule 17f-5 (“rule 17f-5”).
(a)

Customer’s board of directors (or equivalent body) (hereinafter ‘Board’) hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer’s ‘Foreign Custody Manager’ (as that term is defined in rule 17f-5(a)(3) as promulgated under the 1940 Act), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been exempted pursuant to an SEC exemptive order) to hold foreign Financial Assets and cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

(b)	In connection with the foregoing, Bank shall:
(i)

provide written reports notifying Customer’s Board of the placement of Financial Assets and cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer’s Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer’s foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Financial Assets and cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

(ii)

exercise such reasonable care, prudence and diligence in performing as Customer’s Foreign Custody Manager as a person having responsibility for the safekeeping of foreign Financial Assets and cash would exercise;

(iii)

in selecting an Eligible Foreign Custodian, first have determined that foreign Financial Assets and cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Financial Assets and cash, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

(iv)

determine that the written contract with an Eligible Foreign Custodian requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and cash based on the standards applicable to custodians in the relevant market, including, without limitation, those factors set forth in rule 17f-5(c)(2).

(v)

have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and cash with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and cash.

(c)

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain foreign Financial Assets and cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank. Each such contract shall, except as set forth in the last paragraph of this subsection (c), include provisions that provide:

(i)

For indemnification or insurance arrangements (or any combination of the foregoing) that will adequately protect Customer against the risk of loss of Financial Assets and cash held in accordance with such contract;

(ii)

That Customer’s Financial Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors, except a claim of payment for their safe custody or administration or, in the case of cash, liens or rights in favor of creditors of such Eligible Foreign Custodian arising under bankruptcy, insolvency or similar laws;

(iii)	That beneficial ownership of Customer’s Assets will be freely transferable without the payment of money or value other than for safe custody or administration;
(iv)	That adequate records will be maintained identifying Customer’s Assets as belonging to Customer or as being held by a third party for the benefit of Customer;
(v)	That Customer’s independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of those records; and
(vi)

That Customer will receive sufficient and timely periodic reports with respect to the safekeeping of Customer’s Assets, including, but not limited to, notification of any transfer to or from Customer’s account or a third party account containing Assets held for the benefit of Customer.

Such contract may contain, in lieu of any or all of the provisions specified in this subsection (c), such other provisions that Bank determines will provide, in their entirety, the same or a greater level of care and protection for Customer’s Assets as the specified provisions, in their entirety.

(d)

Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

(e)

Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the foreign Financial Assets and cash being placed and maintained in Bank’s custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer’s Foreign Custody Manager; and (3) its Board or its investment adviser shall have determined that Customer may maintain foreign Financial Assets and cash in each country in which Customer’s Financial Assets and cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

(f)

Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1 hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information, provided that Bank transmits the information using reasonable care.

2.18	Compliance with SEC rule 17f-7 (“rule 17f-7”).
(a)

Bank shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer’s foreign Financial Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer’s foreign Financial Assets at such Depository) and at which any foreign Financial Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank’s Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its foreign Financial Assets held. Bank shall monitor the custody risks associated with maintaining Customer’s Financial Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its investment adviser of any material changes in such risks.

(b)	Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 2.18(a) above.
(c)

Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Schedule 3 hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Schedule 3 hereto, and as the same may be amended on notice to Customer from time to time.)

2.19	Service Level Agreement.

Subject to the terms and conditions of this Agreement, Bank agrees to perform the custody services provided for under this Agreement in a manner that meets or exceeds any service levels as may be agreed upon by the parties from time to time in a written document that is executed by both parties on or after the date of this Agreement, unless that written document specifically states that it is not contractually binding.  For the avoidance of doubt, Bank’s Service Directory shall not be deemed to be such a written document.

3.	INSTRUCTIONS
3.1	Acting on Instructions; Unclear Instructions.
(a)

Bank is authorized to act under this Agreement (or to refrain from taking action) in accordance with the instructions received by Bank, via telephone, telex, facsimile transmission, or other teleprocess or electronic instruction or trade information system acceptable to Bank (“Instructions”). Bank shall have no responsibility for the authenticity or propriety of any Instructions that Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions that Bank may specify. Customer authorizes Bank to accept and act upon any Instructions received by it without inquiry. Customer shall indemnify the Bank Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the Bank Indemnitees as a result of any action or omission taken in accordance with any Instructions or other directions upon which Bank is authorized to rely under the terms of this Agreement, provided that Bank shall not be indemnified against or held harmless from any Liabilities arising out of Bank’s negligence, bad faith, fraud, or willful misconduct.

(b)	Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.
(c)

Bank may (in its sole discretion and without affecting any part of this Section 3.1) seek clarification or confirmation of an Instruction from an Authorized Person and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. Bank shall not, except as provided in Section 7.1 hereof, be liable for any loss arising from any delay while it seeks such clarification or confirmation.

(d)

In executing or paying a payment order Bank may rely upon the identifying number (e.g. Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency within an Instruction between the name and identifying number of any party in payment orders issued to Bank in Customer’s name.

3.2	Security Devices.

Either party may record any of their telephonic communications. Customer shall comply with any security procedures reasonably required by Bank from time to time with respect to verification of Instructions. Customer shall be responsible for safeguarding any test keys, identification codes or other security devices that Bank shall make available to Customer or any Authorized Person.

3.3	Instructions; Contrary to Law/Market Practice.

Bank need not act upon Instructions which it reasonably believes to be contrary to law, regulation or market practice but shall be under no duty to investigate whether any Instructions comply with Applicable Law or market practice. Bank shall notify Customer as soon as reasonably practicable if it does not act upon Instructions under this Section.

3.4	Cut-off Times.

Bank has established cut-off times for receipt of some categories of Instruction, which shall be made available to Customer. If Bank receives an Instruction after its established cut-off time, it shall attempt to act upon the Instruction on the day requested if Bank deems it practicable to do so or otherwise as soon as practicable on the next business day.

3.5	Electronic Access.

Access by the Customer to certain systems, applications or products of Bank shall be governed by this Agreement and the terms and conditions set forth in Annex A Electronic Access.

4.	FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK
4.1	Fees and Expenses.

Customer shall pay Bank for its services hereunder the fees set forth in Schedule 2 hereto or such other amounts as may be agreed upon in writing from time to time.

4.2	Overdrafts.

If a debit to any currency in the Cash Account results in a debit balance in that currency then Bank may, in its discretion, advance an amount equal to the overdraft and such an advance shall be deemed a loan to Customer, payable on demand, bearing interest at the rate agreed by Customer and Bank for the Accounts from time to time, or, in the absence of such an agreement, at the rate charged by Bank from time to time, for overdrafts incurred by customers similar to Customer, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which Bank makes similar advances available from time to time. Bank shall promptly notify Customer of such an advance. No prior action or course of dealing on Bank’s part with respect to the settlement of transactions on Customer’s behalf shall be asserted by Customer against Bank for Bank’s refusal to make advances to the Cash Account or to settle any transaction for which Customer does not have sufficient available funds in the applicable currency in the Account.

4.3	Bank’s Right Over Securities; Set-off.
(a)

Customer grants Bank a security interest in and a lien on the Financial Assets held in the Securities Account of a particular Fund as shall have a fair market value equal to the aggregate amount of all overdrafts of such Fund, together with accrued interest, as security for any and all amounts which are now or become owing to Bank with respect to that Fund under any provision of this Agreement, whether or not matured or contingent (“Indebtedness”). Such lien and security interest shall be effective only so long as such advance, overdraft, or accrued interest thereon remains outstanding and Bank shall have all the rights and remedies of a secured party under the New York Uniform Commercial Code in respect of the repayment of the advance, overdraft or accrued interest. In this regard, Bank shall be entitled to (i) without notice to Customer, withhold delivery of such Financial Assets, and (ii) with two business days’ prior notice to the Customer and an opportunity for the Customer to satisfy such Indebtedness to Bank, sell or otherwise realize any of such Financial Assets and to apply the proceeds and any other monies credited to the Cash Account in satisfaction of such Indebtedness solely to the extent of such Indebtedness, provided, however, that Bank shall only be obligated to provide the Customer with same-day prior notice if Bank, in its reasonable business judgment, determines that, due to market conditions or other special circumstances, a delay would be likely to materially prejudice its ability to recover the Indebtedness.  During any such notice period, Bank will, at Customer’s request, consult with Customer regarding the selection of Financial Assets to be sold by Bank to satisfy the Indebtedness. For the avoidance of doubt, only advances made by Bank under Section 4.2 are “Indebtedness” subject to this Section 4.3. No other outstanding amounts payable by Customer to Bank (including, without limitation, amounts payable by Customer under Section 4.1) are “Indebtedness” subject to this Section 4.3.

(b)

Bank shall be further entitled to set any such Indebtedness off against any cash or deposit account of the Fund that incurred the Indebtedness with Bank or any of its Affiliates of which the Fund is the beneficial owner, regardless of the currency involved; Bank shall provide prior notice to Customer of its intent to exercise its set off rights against any cash or deposit account of the Fund, which notice shall be provided at least on the same day as the set off is effected, provided however that no prior notice is required in cases where Bank, in its reasonable business judgment, determines that, due to market conditions or other special circumstances, the delay required in order to provide prior notice would be likely to materially prejudice its ability to recover the Indebtedness.

5.	SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS
5.1	Appointment of Subcustodians; Use of Securities Depositories.
(a)

Bank is authorized under this Agreement to act through and hold Customer’s Global Assets with subcustodians, being at the date of this Agreement the entities listed in Schedule 1 and/or such other entities as Bank may appoint as subcustodians (“Subcustodians”). At the request of Customer, Bank may, but need not, add to Schedule 1 an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity. Bank shall use reasonable care, prudence and diligence in the selection and continued appointment of such Subcustodians. In addition, Bank and each Subcustodian may deposit Global Assets with, and hold Global Assets in, any securities depository, settlement system, dematerialized book entry system or similar system (together a “Securities Depository”) on such terms as such systems customarily operate and Customer shall provide Bank with such documentation or acknowledgements that Bank may require to hold the Global Assets in such systems.

(b)

Any agreement Bank enters into with a Subcustodian for holding Bank’s customers’ assets shall provide that: (i) such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws; (ii) beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration; (iii) adequate records will be maintained identifying the assets as belonging to Customer or as being held by a third party for the benefit of Customer; (iv) Customer and Customer’s independent public accountants will be given reasonable access to those records or confirmation of the contents of those records; and (v) Customer will receive periodic reports with respect to the safekeeping of Customer’s assets, including, but not limited to, notification of any transfer to or from Customer’s account or a third party account containing assets held for the benefit of Customer. Where a Subcustodian deposits Securities with a Securities Depository, Bank shall cause the Subcustodian to identify on its records as belonging to Bank, as agent, the Securities shown on the Subcustodian’s account at such Securities Depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

(c)

Bank shall have no responsibility for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, bad faith, willful misconduct, or insolvency of a Securities Depository, Bank shall make reasonable endeavors to seek recovery from the Securities Depository.

(d)	The term Subcustodian as used herein shall mean the following:
(i)	a “U.S. Bank” as such term is defined in rule 17f-5; and
(ii)	an “Eligible Foreign Custodian” as such term is defined in rule 17f-5 and any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.
(iii)	For purposes of clarity, it is agreed that as used in Section 5.2(a), the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.
(e)

The term ‘securities depository’ as used herein when referring to a securities depository located outside the U.S. shall mean an “Eligible Securities Depository” as defined in rule 17f-7, or that has otherwise been made exempt pursuant to an SEC exemptive order.

(f)	The term ‘securities depository’ as used herein when referring to a securities depository located in the U.S. shall mean a “Securities Depository” as defined in rule 17f-4.
5.2	Liability for Subcustodians.
(a)

Subject to the exculpation from consequential damages set forth in Section 7.1(b), Bank shall be liable for direct Liabilities incurred by Customer that result from: (i) the acts or omissions of any Subcustodian selected by Bank, whether domestic or foreign, to the same extent as if such act or omission was performed by Bank itself, taking into account the standards and market practice prevailing in the relevant market; or (ii) the insolvency of any Affiliated Subcustodian. Subject to the terms and conditions of this Agreement, including the exculpation from consequential damages set forth in Section 7.1(b), Bank shall take full responsibility for any Liabilities that result from or that are caused by the fraud, willful misconduct, or negligence of its Subcustodians or the insolvency of an Affiliated Subcustodian. In the event of any Liabilities suffered or incurred by Customer caused by or resulting from the acts or omissions of any Subcustodian for which Bank would otherwise be liable, Bank shall promptly reimburse Customer in the amount of any such Liabilities.

(b)

Subject to Section 7.1(a) and Bank’s duty to use reasonable care, prudence and diligence in the monitoring of a Subcustodian’s financial condition as reflected in its published financial statements and other publicly available financial information concerning it, Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

(c)

Bank reserves the right to add, replace or remove Subcustodians. Bank shall give Customer prompt notice of any such action, which shall be advance notice if practicable. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3	Use of Agents.
(a)

Bank may provide certain services under this Agreement through third parties. These third parties may be Affiliates. Except to the extent provided in Section 5.2 with respect to Subcustodians, Bank shall not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains using reasonable care and without negligence to provide ancillary services, such as pricing, proxy voting, and corporate action services, that it does not customarily provide itself. Nevertheless, Bank shall be liable for the performance of any such service provider selected by Bank that is an Affiliate to the same extent as Bank would have been liable if it performed such services itself.

(b)

Bank shall execute transactions involving Financial Assets of United States origin through a broker which is an Affiliate (i) in the case of the sale under Section 2.8 of a fractional interest or (ii) if an Authorized Person directs Bank to use the affiliated broker or otherwise requests that Bank select a broker for that transaction, unless, in either case, the Affiliate does not execute similar transactions in such Financial Assets. The affiliated broker may charge its customary commission (or retain its customary spread) with respect to either such transaction.

6.	ADDITIONAL PROVISIONS RELATING TO CUSTOMER
6.1	Representations of Customer and Bank.
(a)

Customer represents and warrants to Bank that: (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and cash in the Accounts, to use Bank as its custodian in accordance with the terms of this Agreement and to incur indebtedness, pledge Financial Assets as contemplated by Section 4.3, and enter into foreign exchange transactions; and (ii) this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement. Bank may rely upon the above or the certification of such other facts as may be required to administer Bank’s obligations hereunder.

(b)

Bank represents and warrants to Customer that this Agreement is its legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement. Customer may rely upon the above or the certification of such other facts as may be required to administer Customer’s obligations hereunder.

6.2	Customer to Provide Certain Information to Bank.

Upon request, Customer shall promptly provide to Bank such information about itself and its financial status as Bank may reasonably request, including Customer’s organizational documents and its current audited and unaudited financial statements.

6.3	Customer is Liable to Bank Even if it is Acting for Another Person.

If Customer is acting as an agent for a disclosed or undisclosed principal in respect of any transaction, cash, or Financial Asset, Bank nevertheless shall treat Customer as its principal for all purposes under this Agreement. In this regard, Customer shall be liable to Bank as a principal in respect of any transactions relating to the Account. The foregoing shall not affect any rights Bank might have against Customer’s principal.

6.4	Several Obligations of the Trusts and the Funds.

This Agreement is executed on behalf of the Board of Trustees of each Fund as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each Fund severally and not jointly. With respect to any obligations of Customer arising out of this Agreement, Bank shall look for payment or satisfaction of any obligation solely to the assets of the Fund to which such obligation relates as though Bank had separately contracted by separate written instrument with respect to the Fund.

7.	WHEN BANK IS LIABLE TO CUSTOMER
7.1	Standard of Care; Liability.
(a)

Notwithstanding any other provision of this Agreement, Bank shall exercise reasonable care, prudence and diligence in carrying out all of its duties and obligations under this Agreement (except to the extent Applicable Law provides for a higher standard of care, in which case such higher standard shall apply), and shall be liable to Customer for any and all Liabilities suffered or incurred by Customer resulting from the failure of Bank to exercise such reasonable care, prudence and diligence or resulting from Bank’s negligence, willful misconduct, or fraud and to the extent provided in Section 5.2(a). Unless otherwise specified or required by Applicable Law, Bank shall not be in violation of this Agreement with respect to any matter as to which it has satisfied the standard of care under this Agreement.

(b)

Bank shall not be liable under any circumstances for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to the Accounts or Bank’s performance hereunder or Bank’s role as custodian.

(c)

Subject to the limitations set forth in this Agreement, each Customer severally and not jointly shall indemnify the Bank Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Bank Indemnitees in connection with or arising out of Bank’s performance under this Agreement, provided the Bank Indemnitees have not acted with negligence or bad faith or engaged in fraud or willful misconduct in connection with the Liabilities in question. Nevertheless, Customer shall not be obligated to indemnify any Bank Indemnitee under the preceding sentence with respect to any Liability for which Bank is liable under Section 5.2 of this Agreement. Bank shall use all commercially reasonable efforts to mitigate any Liability for which indemnity is sought hereunder (provided, however, that reasonable expenses incurred with respect to such mitigation shall be Liabilities subject to indemnification hereunder).

(d)

Subject to any obligation Customer may have to indemnify Bank with respect to amounts claimed by third parties, Customer shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, lost profits) suffered by Bank Indemnitees in connection with the transactions and services contemplated hereby and the relationship established hereby even if Customer has been advised as to the possibility of the same and regardless of the form of action.

(e)

Without limiting Subsections 7.1 (a) or (b), Bank shall have no duty or responsibility to: (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions, provided that Bank believes in good faith that such Instructions have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions that Bank may specify; (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets; (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 2.7(b) of this Agreement; (iv) except as otherwise expressly required herein, evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Bank is instructed to deliver Financial Assets or cash; or (v) except for trades settled at DTC where the broker provides DTC trade confirmation and Customer provides for Bank to receive the trade instruction, review or reconcile trade confirmations received from brokers (and Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank).

(f)Bank shall indemnify the Customer from and against any and all Liabilities which may be imposed on, incurred by, or asserted against the Customer resulting directly either from Bank’s negligence, bad faith, fraud or willful misconduct in the performance of its obligations or duties hereunder, or from any act or omission by a Subcustodian in the performance of its subcustodial obligations or duties hereunder for which Bank is expressly liable under Section 5.2, taking into account the standards and market practice prevailing in the relevant market, provided that (i) in no event shall the Bank be obliged to indemnify Customer from against any Liability (or any claim for a Liability) to the extent such Liability is described in clause 7.1(b) this Agreement and (ii) the Customer shall use all commercially reasonable efforts to mitigate any Liability for which indemnity is sought hereunder (provided, however, that reasonable expenses incurred with respect to such mitigation shall be Liabilities subject to indemnification hereunder).

7.2	Force Majeure.

So long as Bank maintains and updates its business continuation and disaster recovery procedures as set forth in Section 10.8, Bank shall have no liability for any damage, loss or expense of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery (except by Bank or Bank Indemnitees), malfunction of equipment or software (except to the extent such malfunction is primarily attributable to Bank’s negligence, or willful misconduct in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of Bank (including without limitation, the non-availability of appropriate foreign exchange). Bank shall endeavor to promptly notify Customer when it becomes aware of any situation outlined above, but shall not be liable for failure to do so. If Bank is prevented from carrying out its obligations under this Agreement for a period of thirty days, Customer may terminate the Agreement by giving Bank not less than thirty days’ notice, without prejudice to any of the rights of any party accrued prior to the date of termination.

7.3	Bank May Consult With Counsel.

Bank shall be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and shall not be liable to Customer for any action reasonably taken or omitted pursuant to such advice; provided that Bank has selected and retained such professional advisers using reasonable care and acts reasonably in reliance on the advice.

7.4	Bank Provides Diverse Financial Services and May Generate Profits as a Result.

Customer acknowledges that Bank or its Affiliates may have a material interest in transactions entered into by Customer with respect to the Account or that circumstances are such that Bank may have a potential conflict of duty or interest. For example, Bank or its Affiliates may act as a market maker in the Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets, or earn profits from any of these activities. Customer acknowledges that Bank or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer. Bank is not under any duty to disclose any such information.

8.	TAXATION
8.1	Tax Obligations.
(a)

Customer confirms that Bank is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or Governmental authority for whatever reason in respect of Customer’s Accounts.

(b)

If Bank does not receive appropriate declarations, documentation and information then additional United Kingdom taxation shall be deducted from all income received in respect of the Financial Assets issued outside the United Kingdom (which shall for this purpose include United Kingdom Eurobonds) and any applicable United States tax (including, but not limited to, non-resident alien tax) shall be deducted from United States source income. Customer shall provide to Bank such certifications, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. Customer undertakes to notify Bank immediately if any information requires updating or correcting.

(c)

Customer shall be responsible for the payment of all taxes relating to the Financial Assets in the Securities Account, and Customer shall pay, indemnify and hold Bank harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, Bank (1) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (2) to report interest, dividend or other income paid or credited to the Cash Account, whether such failure or delay by Bank to pay, withhold or report tax or income is the result of (x) Customer’s failure to comply with the terms of this paragraph, or (y) Bank’s own acts or omissions; provided however, Customer shall not be liable to Bank for any penalty or additions to tax due as a result of Bank’s failure to pay or withhold tax or to report interest, dividend or other income paid or credited to the Cash Account solely as a result of Bank’s negligent acts or omissions.

8.2	Tax Reclaims.
(a)

Subject to the provisions of this Section, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Financial Assets credited to the Securities Account that Bank believes may be available.

(b)

The provision of a tax reclamation service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from Bank). If Financial Assets credited to the Account are beneficially owned by someone other than Customer, this information shall be necessary with respect to the beneficial owner. Customer acknowledges that Bank shall be unable to perform tax reclamation services unless it receives this information.

(c)

Bank shall perform tax reclamation services only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and Bank may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax reclamation services are offered. Other than as expressly provided in this Section 8.2, Bank shall have no responsibility with regard to Customer’s tax position or status in any jurisdiction.

(d)	Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to the processing of any tax reclaim.
9.	TERMINATION
(a)

Either party may terminate this Agreement by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than sixty days after the date of such delivery or mailing if termination is being sought by Customer, for itself or on behalf of a Fund, and not sooner than one hundred twenty days after the date of such delivery or mailing if termination is being sought by Bank. Termination of this Agreement with respect to any one particular Fund shall in no way affect the rights and duties under this Agreement with respect to any other Fund. If Customer gives notice of termination, it must provide full details of the persons to whom Bank must deliver Financial Assets and cash. If Bank gives notice of termination, then Customer must, within one hundred twenty days following receipt of the notice, notify Bank of details of its new custodian, failing which Bank may elect (at any time after one hundred twenty days following Customer’s receipt of the notice) either to retain the Financial Assets and cash until such details are given, continuing to charge fees due (in which case Bank’s sole obligation shall be for the safekeeping of the Financial Assets and cash), or deliver the Financial Assets and cash to Customer. Bank shall in any event be entitled to deduct any uncontested amounts owing to it prior to delivery of the Financial Assets and cash (and, accordingly, Bank shall be entitled to deduct cash from the Cash Account in satisfaction of uncontested amounts owing to it); provided, however, that Bank shall first provide Customer with a statement setting forth such amounts owing to it and provide Customer two days’ advance notice before effecting any such deduction, during which time Customer shall be entitled to determine the priority order in which such Financial Assets and cash are to be used to satisfy the outstanding uncontested amounts. Customer shall reimburse Bank promptly for all reasonable out-of-pocket expenses it incurs in delivering Financial Assets upon termination by Customer. Termination pursuant to this Section shall not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

(b)

In the event of any termination of the Agreement for any reason whatsoever, Bank shall, for a period of up to one hundred twenty days after termination of the Agreement, (i) continue to provide all or part of the services under the Agreement if requested by Customer, which services shall be subject to the terms and conditions of the Agreement during the transition period unless otherwise agreed to by the parties; (ii) provide to Customer or any successor custodian all assistance reasonably requested to enable Customer or the successor custodian to commence providing services similar to those under the Agreement; and (iii) subject to the same limitations in place during the term of the Agreement, provide Customer with access to all records in the possession of Bank relating to Customer. In connection with any termination of the Agreement for any reason whatsoever, the parties shall also promptly develop a transition plan setting forth a reasonable timetable for the transition of Financial Assets and cash to Customer or any successor custodian and describing the parties’ respective responsibilities for transitioning the services back to Customer or any successor custodian in an orderly and uninterrupted fashion. Customer will use all reasonable efforts to transition to a successor custodian as soon as possible following the effective date of termination.

10.	MISCELLANEOUS
10.1	Notices.

Notices (other than Instructions) shall be served by registered mail or hand delivery to the address of the respective parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice shall not be deemed to be given unless it has been received.

10.2	Successors and Assigns.

This Agreement shall be binding on each of the parties’ successors and assigns, but the parties agree that neither party can assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

10.3	Interpretation.

Headings are for convenience only and are not intended to affect interpretation. References to sections are to sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the sections and paragraphs of the sub-sections in which they appear.

10.4	Entire Agreement.

This Agreement amends and restates the Amended and Restated Global Custody Agreement dated as of June 25, 2001 between Customer and Bank (the “Prior Agreement”), and the terms of this Agreement replace the terms of the Prior Agreement effective as of the date of this Agreement. This Agreement, including any Schedules, Appendices, Annexes, Exhibits, and Riders (and any separate agreement which Bank and Customer may enter into with respect to the services provided under this Agreement), sets out the entire Agreement between the parties in connection with the subject matter, and, unless otherwise agreed to by the parties, this Agreement supersedes any other agreement, statement, or representation relating to the services provided under this Agreement, whether oral or written. Amendments must be in writing and signed by both parties. For clarity, however, the continuation of any other agreements that reference the Prior Agreement is not intended to be affected by the fact of the amendment and restatement of the Prior Agreement by this Agreement, and reference in such agreements to the Prior Agreement shall be considered to be a reference to this Agreement effective as of the date of this Agreement (provided that matters relating to the time period prior to the date of this Agreement are governed by the terms of the Prior Agreement).

10.5	Information Concerning Deposits at Bank.
(a)

Under U.S. federal law, deposit accounts that the Customer maintains in Bank’s foreign branches (outside of the U.S.) are not insured by the Federal Deposit Insurance Corporation.  In the event of Bank’s liquidation, foreign branch deposits have a lesser preference than U.S. deposits, and such foreign deposits are subject to cross-border risks.

(b)

Bank’s London Branch is a participant in the UK Financial Services Compensation Scheme (the "FSCS"), and the following terms apply to the extent any amount standing to the credit of the Cash Account is deposited in one or more deposit accounts at Bank’s London Branch.  The terms of the FSCS offer protection in connection with deposits to certain types of claimants to whom Bank’s London Branch provides services in the event that they suffer a financial loss as a direct consequence of Bank’s London Branch being unable to meet any of its obligations and, subject to the FSCS rules regarding eligible deposits, the Customer may have a right to claim compensation from the FSCS.  Subject to the FSCS rules, the maximum compensation payable by the FSCS, as at the date of this Agreement, in relation to eligible deposits is £85,000.

(c)

In the event that Bank incurs a loss attributable to Country Risk with respect to any cash balance it maintains on deposit at a Subcustodian or other correspondent bank in regard to its global custody or trust businesses in the country where the Subcustodian or other correspondent bank is located, Bank may set such loss off against Customer’s Cash Account to the extent that such loss is directly attributable to Customer’s investments in that market.

10.6	Confidentiality.

The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party shall be used by the other party solely for the purpose of rendering or obtaining services pursuant to this Agreement, and except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this provision, or that is required to be disclosed by or to any regulatory authority, any external or internal accountant, auditor or counsels of the parties, by judicial or administrative process or otherwise by Applicable Law, or to any disclosure made by a party if such party’s counsel has advised that such party could be liable under any Applicable Law or any judicial or administrative order or process for failure to make such disclosure.

10.7	Data Privacy and Security.

Bank will implement and maintain a written information security program, in compliance with all federal, state and local laws and regulations (including any similar international laws) applicable to Bank, that contains reasonable and appropriate security measures designed to safeguard the personal information of the Funds’ shareholders, employees, trustees and/or officers that Bank or any Subcustodian receives, stores, maintains, processes, transmits or otherwise accesses in connection with the provision of services hereunder. In this regard, Bank will establish and maintain policies, procedures, and technical, physical, and administrative safeguards, designed to (i) ensure the security and confidentiality of all personal information and any other confidential information that Bank receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder, (ii) protect against any reasonably foreseeable threats or hazards to the security or integrity of personal information or other confidential information, (iii) protect against unauthorized access to or use of personal information or other confidential information, (iv) maintain reasonable procedures to detect and respond to any internal or external security breaches, and (v) ensure appropriate disposal of personal information or other confidential information.

Bank will monitor and review its information security program and revise it, as necessary and in its sole discretion, to ensure it appropriately addresses any applicable legal and regulatory requirements. Bank shall periodically test and review its information security program.

Bank shall respond to Customer’s reasonable requests for information concerning Bank’s information security program and, upon request, Bank will provide a copy of its applicable policies and procedures, or in Bank’s discretion, summaries thereof, to Customer, to the extent Bank is able to do so without divulging information Bank reasonably believes to be proprietary or Bank confidential information. Upon reasonable request, Bank shall discuss with Customer the information security program of Bank. Bank also agrees, upon reasonable request, to complete any security questionnaire provided by Customer to the extent Bank is able to do so without divulging sensitive, proprietary, or Bank confidential information and return it in a commercially reasonable period of time (or provide an alternative response that reasonably addresses the points included in the questionnaire). Customer acknowledges that certain information provided by Bank, including internal policies and procedures, may be proprietary to Bank, and agrees to protect the confidentiality of all such materials it receives from Bank.

Bank agrees to resolve promptly any applicable control deficiencies that come to its attention that do not meet the standards established by federal and state privacy and data security laws, rules, regulations, and/or generally accepted industry standards related to Bank’s information security program.

Bank shall: (i) promptly notify Customer of any confirmed unauthorized access to personal information or other confidential information of Customer (“Breach of Security”); (ii) promptly furnish to Customer appropriate details of such Breach of Security and assist Customer in assessing the Breach of Security to the extent it is not privileged information or part of an investigation; (iii) reasonably cooperate with Customer in any litigation and investigation of third parties reasonably deemed necessary by Customer to protect its proprietary and other rights; (iv) use reasonable precautions to prevent a recurrence of a Breach of Security; and (v) take all reasonable and appropriate action to mitigate any potential harm related to a Breach of Security, including any reasonable steps requested by Customer that are practicable for Bank to implement. Nothing in the immediately preceding sentence shall obligate Bank to provide Customer with information regarding any of Bank’s other customers or clients that are affected by a Breach of Security, nor shall the immediately preceding sentence limit Bank’s ability to take any actions that Bank believes are appropriate to remediate any Breach of Security unless such actions would prejudice or otherwise limit Customer’s ability to bring its own claims or actions against third parties related to the Breach of Security. If Bank discovers or becomes aware of a suspected data or security breach that may involve an improper access, use, disclosure, or alteration of personal information or other confidential information of Customer, Bank shall, except to the extent prohibited by Applicable Law or directed otherwise by a governmental authority not to do so, promptly notify Customer that it is investigating a potential breach and keep Customer informed as reasonably practicable of material developments relating to the investigation until Bank either confirms that such a breach has occurred (in which case the first sentence of this paragraph will apply) or confirms that no data or security breach involving personal information or other confidential information of Customer has occurred.

For these purposes, “personal information” shall mean (i) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (a) social security number, (b) driver’s license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number, (f) passport number, or (g) personal identification number or password that would permit access to a person’s account or (ii) any combination of the foregoing that would allow a person to log onto or access an individual’s account. This provision will survive termination or expiration of the Agreement for so long as Bank or any Subcustodian continues to possess or have access to personal information related to Customer. Notwithstanding the foregoing “personal information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

10.8	Business Continuity and Disaster Recovery.

Bank shall maintain and update from time to time business continuation and disaster recovery procedures with respect to its global custody business, which are designed, in the event of a significant business disruption affecting Bank, to be sufficient to enable Bank to resume and continue to perform its duties and obligations under this Agreement without undue delay or disruption. Bank shall test the operability of such procedures at least annually. Bank shall enter into and shall maintain in effect at all times during the term of this Agreement reasonable provision for (i) periodic back-up of the computer files and data with respect to Customer and (ii) use of alternative electronic data processing equipment to provide services under this Agreement. Upon reasonable request, Bank shall discuss with Customer any business continuation and disaster recovery procedures of Bank. Bank represents that its business continuation and disaster recovery procedures are appropriate for its business as a global custodian to investment companies registered under the 1940 Act.

10.9	Insurance.

Bank shall not be required to maintain any insurance coverage for the benefit of Customer.

10.10	Governing Law and Jurisdiction, Certification of Residency.

This Agreement shall be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York’s principles regarding conflict of laws. The United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County shall have sole and exclusive jurisdiction. Either of these courts shall have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by Applicable Law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank’s obligations hereunder. Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

10.11	Severability and Waiver.
(a)

If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

(b)

Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

10.12	Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
By:	/s/ Thomas J. Higgins
Name:	Thomas J. Higgins
Title:	Chief Financial Officer
JPMORGAN CHASE BANK, N.A.
By:	/s/ Teresa Heitsenrether
Name:	Teresa Heitsenrether
Title:	Managing Director

EXHIBIT 1

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard CMT Funds

Vanguard Market Liquidity Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard REIT II Index Fund

Vanguard Ultra-Short-Term Bond Fund

Vanguard Index Funds

Vanguard Growth Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Index Fund

Vanguard Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard Short-Term Inflation-Protected Securities Index Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Government Bond Index Fund

Vanguard Specialized Funds

Vanguard Dividend Appreciation Index Fund

Vanguard Health Care Fund

Vanguard Precious Metals and Mining Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds

Global Bond Index Portfolio

Total Bond Market Index Portfolio

Total International Stock Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

Vanguard International Growth Fund

The terms and conditions as set forth in the Agreement (except for Sections 2.1 and 2.2) apply with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund

Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard 500 Index Fund

Vanguard Extended Market Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund

Vanguard Institutional Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard European Stock Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard FTSE All-World ex-US Small-Cap Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Total World Stock Index Fund

Vanguard Malvern Funds

Vanguard Capital Value Fund

Vanguard U.S. Value Fund

Vanguard Montgomery Funds

Vanguard Market Neutral Fund

Vanguard Morgan Growth Fund

Vanguard Morgan Growth Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund

Vanguard Energy Fund

Vanguard REIT Index Fund

Vanguard Tax-Managed Funds

Vanguard Developed Markets Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard International Value Fund

Vanguard Variable Insurance Funds

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

International Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Small Company Growth Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund

Vanguard High Dividend Yield Index Fund

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund

Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

APPENDIX 1

Information Regarding Country Risk

1.To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and cash into a country the following information (check items applicable):

A.Opinions of local counsel concerning:

_X_i. Whether applicable foreign law would restrict the access afforded Customer’s independent public accountants to books and records kept by an eligible foreign custodian located in that country.

_X_ii. Whether applicable foreign law would restrict the Customer’s ability to recover its Financial Assets and cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

_X_iii. Whether applicable foreign law would restrict the Customer’s ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.Written information concerning:

_X_i. The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer’s Financial Assets.

_X_ii. Whether difficulties in converting Customer’s cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) depositories (including depository evaluation), if any.

2.To aid Customer in monitoring Country Risk, Bank shall furnish Customer the following additional information:

Market flashes, including with respect to changes in the information in market reports.

ANNEX A - Electronic Access

1.Bank may permit the Customer and its Authorized Persons to access certain electronic systems and applications (collectively, the “Products”) and to access or receive electronically Data (as defined below) in connection with the Agreement.  Bank may, from time to time, introduce new features to the Products or otherwise modify or delete existing features of the Products in its sole discretion.  Bank shall endeavor to give the Customer reasonable notice of its termination or suspension of access to the Products, including suspension or cancelation of any User Codes, but may do so immediately if Bank determines, in its sole discretion, that providing access to the Products would violate Applicable Law or that the security or integrity of the Products is known or reasonably suspected to be at risk.  Access to the Products shall be subject to the Security Procedure.

2.In consideration of the fees paid by the Customer to Bank and subject to any applicable software license addendum in relation to Bank-owned or sublicensed software provided for a particular application and Applicable Law, Bank grants to the Customer a non-exclusive, non-transferable, limited and revocable license to use the Products and the information and data made available through the Products or transferred electronically (the “Data”) for the Customer’s internal business use only.  The Customer may download the Data and print out hard copies for its reference, provided that it does not remove any copyright or other notices contained therein.  The license granted herein will permit use by the Customer’s Authorized Person, provided that such use shall be in compliance with the Agreement, including this Annex.  The Customer acknowledges that elements of the Data, including prices, Corporate Action information, and reference data, may have been licensed by Bank from third parties and that any use of such Data beyond that authorized by the foregoing license, may require the permission of one or more third parties in addition to Bank. Notwithstanding the foregoing, nothing in this Section 2, or elsewhere in this Annex, shall be deemed to give Bank or its licensors ownership of, or any rights in or to, any confidential information of the Customer, including as it may be accessible or receivable through the Products, and all rights in and to such information shall be retained exclusively by the Customer.

3.The Customer acknowledges that there are security, cyberfraud, corruption, transaction error and access availability risks associated with using open networks such as the internet, and the Customer hereby expressly assumes such risks; for clarity, however, the foregoing shall not relieve Bank of its obligation under the first sentence of Section 4 of this Annex. The Customer is solely responsible for obtaining, maintaining and operating all systems, software (including antivirus software, anti-spyware software, and other internet security software) and personnel necessary for the Customer to access and use the Products. All such software must be interoperable with Bank’s software.  Each of the Customer and Bank shall be responsible for the proper functioning, maintenance and security of its own systems, services, software and other equipment.

4.In cases where Bank’s website is unexpectedly down or otherwise unavailable, Bank shall, absent a force majeure event, provide other appropriate means for the Customer or its Authorized Persons to instruct Bank or obtain reports from Bank. Provided that Bank complies with its obligation to provide such other appropriate means, Bank shall not be liable for any Liabilities arising out of the Customer’s inability to access or use the Products via Bank’s website in the absence of Bank’s gross negligence, fraud or willful misconduct.

5.Use of the Products may be monitored, tracked, and recorded.  In using the Products, the Customer hereby expressly consents to such monitoring, tracking, and recording, and will ensure that all persons using the Products through or on behalf of Customer are advised of and have consented to this monitoring, tracking and recording, and Bank’s right to disclose data derived from such activity in accordance with the Agreement, including this Annex. Bank shall own all right, title and interest in the data reflecting Customer’s usage of the Products or Bank’s website (including, but not limited to, general usage data and aggregated transaction data). For clarity, the foregoing shall not be deemed to give Bank ownership of, or any rights in or to, the Customer’s confidential information (whether or not in aggregated form), the use or disclosure of which shall at all times be subject to Section 10.6 of this Agreement other otherwise agreed to by the Parties.

6.The Customer shall not knowingly use the Products to transmit (i) any virus, worm, or destructive element or any programs or data that may be reasonably expected to interfere with or disrupt the Products or servers connected to the Products; (ii) material that violates the rights of another, including but not limited to the intellectual property rights of another; and (iii) “junk mail”, “spam”, “chain letters” or unsolicited mass distribution of e-mail.

7.The Customer shall promptly and accurately designate in writing to Bank the geographic location of its users upon written request.  The Customer further represents and warrants to Bank that the Customer shall not access the Products from any jurisdiction which Bank informs the Customer or where the Customer has actual knowledge that the Products are not authorized for use due to local regulations or laws, including applicable software export rules and regulations.  Prior to submitting any document which designates the persons authorized to act on the Customer’s behalf, the Customer shall obtain from each individual referred to in such document all necessary consents to enable Bank to process the data set out therein for the purposes of providing the Products.

8.Bank and Customer will be subject to and shall comply with all Applicable Law concerning restricting collection, use, disclosure, processing and free movement of the Data (collectively, the “Privacy Regulations”).  The Privacy Regulations may include, as applicable, the Federal “Privacy of Consumer Financial Information” Regulation (12 CFR Part 40) and Interagency Guidelines Establishing Information Security Standards (App B to 12 CFR Part 30), as amended from time to time, issued pursuant to Section 504 of the Gramm-Leach-Bliley Act of 1999 (15 U.S.C. §6801, et seq.), the Health and Insurance Portability and Accountability Act of 1996 (42 U.S.C. §1320d), The Data Protection Act 1998 and Directive 95/46/EC, 2009/136/EC and 2002/58/EC of the European Parliament and of the Council, as amended from time to time, and applicable implementing legislation in connection with  the protection of individuals with regard to processing of personal data and the free movement of such data.

9.The Customer shall be responsible for the compliance of its Authorized Persons with the terms of the Agreement, including this Annex.

SCHEDULE 1 – AGENT AND CASH NETWORK (CUSTODY & FUND SERVICES)

MARKET	SUBCUSTODIAN	CASH CORRESPONDENT BANK
ARGENTINA	HSBC Bank Argentina S.A. Bouchard 680, 9th Floor C1106ABJ Buenos Aires ARGENTINA	HSBC Bank Argentina S.A. Buenos Aires
AUSTRALIA	JPMorgan Chase Bank, N.A.** Level 31, 101 Collins Street Melbourne 3000 AUSTRALIA	Australia and New Zealand Banking Group Ltd. Melbourne
AUSTRIA	UniCredit Bank Austria AG Julius Tandler Platz 3 A 1090 Vienna AUSTRIA	J.P. Morgan AG** Frankfurt am Main
BAHRAIN	HSBC Bank Middle East Limited Road No 2832 Al Seef 428 BAHRAIN	HSBC Bank Middle East Limited Al Seef
BANGLADESH	Standard Chartered Bank Portlink Tower Level 6, 67 Gulshan Avenue Gulshan Dhaka 1212 BANGLADESH	Standard Chartered Bank Dhaka
BELGIUM	BNP Paribas Securities Services S.C.A. Central Plaza Building Rue de Loxum, 25 7th Floor 1000 Brussels BELGIUM	J.P. Morgan A.G.** Frankfurt am Main
BERMUDA	HSBC Bank Bermuda Limited 6 Front Street Hamilton HM 11 BERMUDA	HSBC Bank Bermuda Limited Hamilton
BOTSWANA	Standard Chartered Bank Botswana Limited 5th Floor, Standard House P.O. Box 496 Queens Road, The Mall Gaborone BOTSWANA	Standard Chartered Bank Botswana Limited Gaborone
BRAZIL	J.P. Morgan S.A. DTVM** Av. Brigadeiro Faria Lima, 3729, Floor 06 Sao Paulo SP 04538 905 BRAZIL	J.P. Morgan S.A. DTVM** Sao Paulo
BULGARIA	Citibank Europe plc Serdika Offices 10th Floor 48 Sitnyakovo Blvd Sofia 1505 BULGARIA	ING Bank N.V. Sofia
CANADA	Canadian Imperial Bank of Commerce 1 York Street, Suite 900 Toronto Ontario M5J 0B6 CANADA Royal Bank of Canada 155 Wellington Street West, Toronto Ontario M5V 3L3 CANADA	Royal Bank of Canada Toronto
CHILE	Banco Santander Chile Bandera 140, Piso 4 Santiago CHILE	Banco Santander Chile Santiago
CHINA A SHARE	HSBC Bank (China) Company Limited 33/F, HSBC Building, Shanghai ifc 8 Century Avenue, Pudong Shanghai 200120 THE PEOPLE'S REPUBLIC OF CHINA	HSBC Bank (China) Company Limited Shanghai
CHINA B SHARE	HSBC Bank (China) Company Limited 33/F, HSBC Building, Shanghai ifc 8 Century Avenue, Pudong Shanghai 200120 THE PEOPLE'S REPUBLIC OF CHINA	JPMorgan Chase Bank, N.A.** New York JPMorgan Chase Bank, N.A.** Hong Kong
CHINA CONNECT	JPMorgan Chase Bank, N.A.** 48th Floor, One Island East 18 Westlands Road, Quarry Bay HONG KONG	JPMorgan Chase Bank, N.A.** Hong Kong
COLOMBIA	Cititrust Colombia S.A. Carrera 9 A # 99 02, 3rd floor Bogota COLOMBIA	Cititrust Colombia S.A. Bogotá
*COSTA RICA*	Banco BCT, S.A. 150 Metros Norte de la Catedral Metropolitana Edificio BCT San Jose COSTA RICA	Banco BCT, S.A. San Jose
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*
CROATIA	Privredna banka Zagreb d.d. Radnicka cesta 50 10000 Zagreb CROATIA	Zagrebacka banka d.d. Zagreb
CYPRUS	HSBC Bank plc 109 111, Messogian Ave. 115 26 Athens GREECE	J.P. Morgan AG** Frankfurt am Main
CZECH REPUBLIC	UniCredit Bank Czech Republic and Slovakia, a.s. BB Centrum FILADELFIE Zeletavska 1525 1 140 92 Prague 1 CZECH REPUBLIC	Ceskoslovenska obchodni banka, a.s. Prague
DENMARK	Nordea Bank AB (publ) Christiansbro Strandgade 3 P.O. Box 850 DK 0900 Copenhagen DENMARK	Nordea Bank AB (publ) Copenhagen
EGYPT	Citibank, N.A. 4 Ahmed Pasha Street Garden City Cairo EGYPT	Citibank, N.A. Cairo
ESTONIA	Swedbank AS Liivalaia 8 15040 Tallinn ESTONIA	J.P. Morgan AG** Frankfurt am Main
FINLAND	Nordea Bank AB (publ) Aleksis Kiven katu 3 5 FIN 00020 NORDEA Helsinki FINLAND	J.P. Morgan AG** Frankfurt am Main
FRANCE	BNP Paribas Securities Services S.C.A. 3, rue d'Antin 75002 Paris FRANCE	J.P. Morgan AG** Frankfurt am Main
GERMANY	Deutsche Bank AG Alfred Herrhausen Allee 16 24 D 65760 Eschborn GERMANY J.P. Morgan AG#** Taunustor 1 (TaunusTurm) 60310 Frankfurt am Main GERMANY # Custodian for local German custody clients only.	J.P. Morgan AG** Frankfurt am Main
GHANA	Standard Chartered Bank Ghana Limited Accra High Street P.O. Box 768 Accra GHANA	Standard Chartered Bank Ghana Limited Accra
GREECE	HSBC Bank plc Messogion 109 111 11526 Athens GREECE	J.P. Morgan AG** Frankfurt am Main
HONG KONG	JPMorgan Chase Bank, N.A.** 48th Floor, One Island East 18 Westlands Road, Quarry Bay HONG KONG	JPMorgan Chase Bank, N.A.** Hong Kong
HUNGARY	Deutsche Bank AG Hold utca 27 H 1054 Budapest HUNGARY	ING Bank N.V. Budapest
*ICELAND*	Islandsbanki hf. Kirkjusandur 2 IS 155 Reykjavik ICELAND	Islandsbanki hf. Reykjavik
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*
INDIA	JPMorgan Chase Bank, N.A.** 6th Floor, Paradigm ‘B’ Wing Mindspace, Malad (West) Mumbai 400 064 INDIA	JPMorgan Chase Bank, N.A.** Mumbai
INDONESIA	PT Bank HSBC Indonesia Menara Mulia 25th Floor Jl. Jendral Gatot Subroto Kav. 9 11 Jakarta 12930 INDONESIA	PT Bank HSBC Indonesia Jakarta
IRELAND	JPMorgan Chase Bank, N.A.** 25 Bank Street, Canary Wharf London E14 5JP UNITED KINGDOM	J.P. Morgan AG** Frankfurt am Main
ISRAEL	Bank Leumi le Israel B.M. 35, Yehuda Halevi Street 65136 Tel Aviv ISRAEL	Bank Leumi le Israel B.M. Tel Aviv
ITALY	BNP Paribas Securities Services S.C.A. Piazza Lina Bo Bardi, 3 20124 Milan ITALY	J.P. Morgan AG** Frankfurt am Main
JAPAN	Mizuho Bank, Ltd. 2 15 1, Konan Minato ku Tokyo 108 6009 JAPAN The Bank of Tokyo Mitsubishi UFJ, Ltd. 1 3 2 Nihombashi Hongoku cho Chuo ku Tokyo 103 0021 JAPAN	JPMorgan Chase Bank, N.A.** Tokyo
JORDAN	Standard Chartered Bank Shmeissani Branch Al Thaqafa Street Building # 2 P.O. Box 926190 Amman JORDAN	Standard Chartered Bank Amman
KAZAKHSTAN	JSC Citibank Kazakhstan Park Palace, Building A, Floor 2 41 Kazybek Bi Almaty 050010 KAZAKHSTAN	Subsidiary Bank Sberbank of Russia Joint Stock Company Almaty
KENYA	Standard Chartered Bank Kenya Limited Chiromo 48 Westlands Road Nairobi 00100 KENYA	Standard Chartered Bank Kenya Limited Nairobi
KUWAIT	HSBC Bank Middle East Limited Kuwait City, Sharq Area Abdulaziz Al Sager Street Al Hamra Tower, 37F Safat 13017 KUWAIT	HSBC Bank Middle East Limited Safat
LATVIA	Swedbank AS Balasta dambis 1a Riga LV 1048 LATVIA	J.P. Morgan AG** Frankfurt am Main
LITHUANIA	AB SEB Bankas 12 Gedimino pr. LT 2600 Vilnius LITHUANIA	J.P. Morgan AG** Frankfurt am Main
LUXEMBOURG	BNP Paribas Securities Services S.C.A. 33, Rue de Gasperich L 5826 Hesperange LUXEMBOURG	J.P. Morgan AG** Frankfurt am Main
*MALAWI*	Standard Bank Limited, Malawi 1st Floor Kaomba House Cnr Glyn Jones Road & Victoria Avenue Blantyre MALAWI	Standard Bank Limited, Malawi Blantyre
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*
MALAYSIA	HSBC Bank Malaysia Berhad 2 Leboh Ampang 12th Floor, South Tower 50100 Kuala Lumpur MALAYSIA	HSBC Bank Malaysia Berhad Kuala Lumpur
MAURITIUS	The Hongkong and Shanghai Banking Corporation Limited HSBC Centre 18 Cybercity Ebene MAURITIUS	The Hongkong and Shanghai Banking Corporation Limited Ebene
MEXICO	Banco Nacional de Mexico, S.A. Act. Roberto Medellin No. 800 3er Piso Norte Colonia Santa Fe 01210 Mexico, D.F. MEXICO	Banco Santander (Mexico), S.A. Mexico, D.F.
MOROCCO	Société Générale Marocaine de Banques 55 Boulevard Abdelmoumen Casablanca 20100 MOROCCO	Attijariwafa Bank S.A. Casablanca
NAMIBIA	Standard Bank Namibia Limited 2nd Floor, Town Square Building Corner of Werner List and Post Street Mall P.O. Box 3327 Windhoek NAMIBIA	The Standard Bank of South Africa Limited Johannesburg
NETHERLANDS	BNP Paribas Securities Services S.C.A. Herengracht 595 1017 CE Amsterdam NETHERLANDS	J.P. Morgan AG** Frankfurt am Main
NEW ZEALAND	JPMorgan Chase Bank, N.A.** Level 13, 2 Hunter Street Wellington 6011 NEW ZEALAND	Westpac Banking Corporation Wellington
NIGERIA	Stanbic IBTC Bank Plc Plot 1712 Idejo Street Victoria Island Lagos NIGERIA	Stanbic IBTC Bank Plc Lagos
NORWAY	Nordea Bank AB (publ) Essendropsgate 7 P.O. Box 1166 NO 0107 Oslo NORWAY	Nordea Bank AB (publ) Oslo
OMAN	HSBC Bank Oman S.A.O.G. 2nd Floor Al Khuwair P.O. Box 1727 PC 111 Seeb OMAN	HSBC Bank Oman S.A.O.G. Seeb
PAKISTAN	Standard Chartered Bank (Pakistan) Limited P.O. Box 4896 Ismail Ibrahim Chundrigar Road Karachi 74000 PAKISTAN	Standard Chartered Bank (Pakistan) Limited Karachi
PERU	Citibank del Perú S.A. Av. Canaval y Moreryra 480 Piso 3 San Isidro Lima 27 PERU	Banco de Crédito del Perú Lima
PHILIPPINES	The Hongkong and Shanghai Banking Corporation Limited 7/F HSBC Centre 3058 Fifth Avenue West Bonifacio Global City 1634 Taguig City PHILIPPINES	The Hongkong and Shanghai Banking Corporation Limited Taguig City
POLAND	Bank Handlowy w. Warszawie S.A. ul. Senatorska 16 00 923 Warsaw POLAND	mBank S.A. Warsaw
PORTUGAL	BNP Paribas Securities Services S.C.A. Avenida D.João II, Lote 1.18.01, Bloco B, 7º andar 1998 028 Lisbon PORTUGAL	J.P. Morgan AG** Frankfurt am Main
QATAR	HSBC Bank Middle East Limited 2nd Floor, Ali Bin Ali Tower Building 150 (Airport Road) P.O. Box 57 Doha QATAR	The Commercial Bank (P.Q.S.C.) Doha
ROMANIA	Citibank Europe plc 145 Calea Victoriei 1st District 010072 Bucharest ROMANIA	ING Bank N.V. Bucharest
RUSSIA	J.P. Morgan Bank International (Limited Liability Company)** 10, Butyrsky Val White Square Business Centre Floor 12 Moscow 125047 RUSSIA	JPMorgan Chase Bank, N.A.** New York
SAUDI ARABIA	HSBC Saudi Arabia 2/F HSBC Building 7267 Olaya Street North, Al Murooj Riyadh 12283 2255 SAUDI ARABIA	HSBC Saudi Arabia Riyadh
SERBIA	Unicredit Bank Srbija a.d. Rajiceva 27 29 11000 Belgrade SERBIA	Unicredit Bank Srbija a.d. Belgrade
SINGAPORE	DBS Bank Ltd 10 Toh Guan Road DBS Asia Gateway, Level 04 11 (4B) 608838 SINGAPORE	Oversea Chinese Banking Corporation Singapore
SLOVAK REPUBLIC	UniCredit Bank Czech Republic and Slovakia, a.s. Sancova 1/A SK 813 33 Bratislava SLOVAK REPUBLIC	J.P. Morgan AG** Frankfurt am Main
SLOVENIA	UniCredit Banka Slovenija d.d. Smartinska 140 SI 1000 Ljubljana SLOVENIA	J.P. Morgan AG** Frankfurt am Main
SOUTH AFRICA	FirstRand Bank Limited 1 Mezzanine Floor, 3 First Place, Bank City Cnr Simmonds and Jeppe Streets Johannesburg 2001 SOUTH AFRICA	The Standard Bank of South Africa Limited Johannesburg
SOUTH KOREA	Standard Chartered Bank Korea Limited 47 Jongro, Jongro Gu Seoul 03160 SOUTH KOREA Kookmin Bank Co., Ltd. 84, Namdaemun ro, Jung gu Seoul 100 845 SOUTH KOREA	Standard Chartered Bank Korea Limited Seoul Kookmin Bank Co., Ltd. Seoul
SPAIN	Santander Securities Services, S.A. Ciudad Grupo Santander Avenida de Cantabria, s/n Edificio Ecinar, planta baja Boadilla del Monte 28660 Madrid SPAIN	J.P. Morgan AG** Frankfurt am Main
SRI LANKA	The Hongkong and Shanghai Banking Corporation Limited 24 Sir Baron Jayatillaka Mawatha Colombo 1 SRI LANKA	The Hongkong and Shanghai Banking Corporation Limited Colombo
SWEDEN	Nordea Bank AB (publ) Hamngatan 10 SE 105 71 Stockholm SWEDEN	Svenska Handelsbanken Stockholm
SWITZERLAND	UBS Switzerland AG 45 Bahnhofstrasse 8021 Zurich SWITZERLAND	UBS Switzerland AG Zurich
TAIWAN	JPMorgan Chase Bank, N.A.** 8th Floor, Cathay Xin Yi Trading Building No. 108, Section 5, Xin Yi Road Taipei 11047 TAIWAN	JPMorgan Chase Bank, N.A.** Taipei
*TANZANIA*	Stanbic Bank Tanzania Limited Stanbic Centre Corner Kinondoni and A.H. Mwinyi Roads P.O. Box 72648 Dar es Salaam TANZANIA	Stanbic Bank Tanzania Limited Dar es Salaam
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*
THAILAND	Standard Chartered Bank (Thai) Public Company Limited 14th Floor, Zone B Sathorn Nakorn Tower 90 North Sathorn Road Bangrak Silom, Bangrak Bangkok 10500 THAILAND	Standard Chartered Bank (Thai) Public Company Limited Bangkok
TRINIDAD AND TOBAGO	Republic Bank Limited 9 17 Park Street Port of Spain TRINIDAD AND TOBAGO	Republic Bank Limited Port of Spain
TUNISIA	Banque Internationale Arabe de Tunisie, S.A. 70 72 Avenue Habib Bourguiba P.O. Box 520 Tunis 1000 TUNISIA	Banque Internationale Arabe de Tunisie, S.A. Tunis
TURKEY	Citibank A.S. Inkilap Mah., Yilmaz Plaza O. Faik Atakan Caddesi No: 3 34768 Umraniye, Istanbul TURKEY	JPMorgan Chase Bank, N.A.** Istanbul
UGANDA	Standard Chartered Bank Uganda Limited 5 Speke Road P.O. Box 7111 Kampala UGANDA	Standard Chartered Bank Uganda Limited Kampala
*UKRAINE*	PJSC Citibank 16 G Dilova Street 03150 Kiev UKRAINE	PJSC Citibank Kiev JPMorgan Chase Bank, N.A.** New York
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*
UNITED ARAB EMIRATES ADX	HSBC Bank Middle East Limited Emaar Square, Level 4, Building No. 5 P.O. Box 502601 Dubai UNITED ARAB EMIRATES	The National Bank of Abu Dhabi Abu Dhabi
UNITED ARAB EMIRATES DFM	HSBC Bank Middle East Limited Emaar Square, Level 4, Building No. 5 P.O. Box 502601 Dubai UNITED ARAB EMIRATES	The National Bank of Abu Dhabi Abu Dhabi
UNITED ARAB EMIRATES NASDAQ DUBAI	HSBC Bank Middle East Limited Emaar Square, Level 4, Building No. 5 P.O. Box 502601 Dubai UNITED ARAB EMIRATES	JPMorgan Chase Bank, N.A. ** New York
UNITED KINGDOM	JPMorgan Chase Bank, N.A.** 25 Bank Street, Canary Wharf London E14 5JP UNITED KINGDOM Deutsche Bank AG Depository and Clearing Centre 10 Bishops Square London E1 6EG UNITED KINGDOM	JPMorgan Chase Bank, N.A.** London Varies by currency
UNITED STATES	JPMorgan Chase Bank, N.A.** 4 New York Plaza New York NY 10004 UNITED STATES	JPMorgan Chase Bank, N.A.** New York
URUGUAY	Banco Itaú Uruguay S.A. Zabala 1463 11000 Montevideo URUGUAY	Banco Itaú Uruguay S.A. Montevideo
VENEZUELA	Citibank, N.A. Avenida Casanova Centro Comercial El Recreo Torre Norte, Piso 19 Caracas 1050 VENEZUELA	Citibank, N.A. Caracas
VIETNAM	HSBC Bank (Vietnam) Ltd. Centre Point 106 Nguyen Van Troi Street Phu Nhuan District Ho Chi Minh City VIETNAM	HSBC Bank (Vietnam) Ltd. Ho Chi Minh City
*WAEMU BENIN, BURKINA FASO, GUINEA BISSAU, IVORY COAST, MALI, NIGER, SENEGAL, TOGO*	Standard Chartered Bank Côte d’Ivoire SA 23 Boulevard de la Republique 1 01 B.P. 1141 Abidjan 17 IVORY COAST	Standard Chartered Bank Côte d’Ivoire SA Abidjan
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*
ZAMBIA	Standard Chartered Bank Zambia Plc Standard Chartered House Cairo Road P.O. Box 32238 Lusaka 10101 ZAMBIA	Standard Chartered Bank Zambia Plc Lusaka
*ZIMBABWE*	Stanbic Bank Zimbabwe Limited Stanbic Centre, 3rd Floor 59 Samora Machel Avenue Harare ZIMBABWE	Stanbic Bank Zimbabwe Limited Harare
*RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION*

** J.P. Morgan affiliate	Correspondent banks are listed for information only.

This document is for information only and its contents are subject to change.  This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with J.P. Morgan. Neither this document nor any of its contents may be disclosed to any third party or used for any other purpose without the proper written consent of J.P. Morgan.  J.P. Morgan has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

SCHEDULE 3 – SECURITIES DEPOSITORIES

Market	Depository	Instruments
ARGENTINA	CVSA (Caja de Valores S.A.)	Equity, Corporate Debt, Government Debt
AUSTRALIA	ASX Settlement (ASX Settlement Pty Limited) Austraclear (Austraclear Limited)	Equity Corporate Debt, Government Debt
AUSTRIA	OeKB CSD GmbH (Oesterreichische Kontrollbank CSD GmbH)	Equity, Corporate Debt, Government Debt
BAHRAIN	CSD (Bahrain Bourse - Clearing, Settlement and Central Depository)	Equity, Corporate Debt
BANGLADESH	BB (Bangladesh Bank) CDBL (Central Depository Bangladesh Limited)	Government Debt Equity, Corporate Debt
BELGIUM	Euroclear Belgium (Euroclear Belgium SA/NV) NBB (The National Bank of Belgium)	Equity, Corporate Debt Corporate Debt, Government Debt
BERMUDA	BSD (Bermuda Stock Exchange - Bermuda Securities Depository)	Equity, Corporate Debt, Government Debt
BOTSWANA	BoB (Bank of Botswana) CSDB (Central Securities Depository of Botswana Ltd)	Government Debt Equity, Corporate Debt
BRAZIL	BM&FBOVESPA (B3 S.A. - BM&FBOVESPA) CETIP (B3 S.A. - CETIP) SELIC (Banco Central do Brasil - Sistema Especial de Liquidação e Custódia)	Equity Corporate Debt Government Debt
BULGARIA	CDAD (Central Depository AD) BNB (Bulgarian National Bank)	Equity, Corporate Debt Government Debt
CANADA	CDS Clearing (CDS Clearing and Depository Services Inc.)	Equity, Corporate Debt, Government Debt
CHILE	DCV (Depósito Central de Valores S.A.)	Equity, Corporate Debt, Government Debt
CHINA A-SHARE	CSDCC (China Securities Depository and Clearing Corporation Limited) SCH (Shanghai Clearing House) CCDC (China Central Depository & Clearing Co., Ltd.)	Equity, Corporate Debt, Government Debt Short-term Corporate Debt Corporate Debt, Government Debt
CHINA B-SHARE	CSDCC (China Securities Depository and Clearing Corporation Limited)	Equity
CHINA CONNECT	HKSCC - for China Connect (Hong Kong Securities Clearing Company Limited)	Equity
COLOMBIA	DCV (Banco de la Républica de Colombia - Depósito Central de Valores) DECEVAL (Depósito Centralizado de Valores de Colombia S.A.)	Government Debt Equity, Corporate Debt, Government Debt
COSTA RICA	InterClear (InterClear, S.A.)	Equity, Corporate Debt, Government Debt
CROATIA	SKDD (Središnje klirinško depozitarno društvo d.d.)	Equity, Corporate Debt, Government Debt
CYPRUS	CDCR (Cyprus Stock Exchange - Central Depository and Central Registry)	Equity, Corporate Debt, Government Debt
CZECH REPUBLIC	CNB (Ceská národní banka) CDCP (Centrální depozitár cenných papíru, a.s.)	Short-Term Corporate Debt, Short-Term Government Debt Equity, Long-Term Corporate Debt, Long-Term Government Debt
DENMARK	VP (VP Securities A/S)	Equity, Corporate Debt, Government Debt
EGYPT	MCDR (Misr for Central Clearing, Depository and Registry) CBE (Central Bank of Egypt)	Equity, Corporate Debt, Treasury Bonds Treasury Bills
ESTONIA	ECSD (Eesti Väärtpaberikeskus AS)	Equity, Corporate Debt, Government Debt
FINLAND	Euroclear Finland (Euroclear Finland Oy)	Equity, Corporate Debt, Government Debt
FRANCE	Euroclear France (Euroclear France SA)	Equity, Corporate Debt, Government Debt
GERMANY	CBF (Clearstream Banking AG)	Equity, Corporate Debt, Government Debt
GHANA	CSD (Central Securities Depository (GH) Ltd.)	Equity, Corporate Debt, Government Debt
GREECE	BoG (Bank of Greece) ATHEXCSD (Hellenic Central Securities Depository)	Government Debt Equity, Corporate Debt
HONG KONG	HKSCC (Hong Kong Securities Clearing Company Limited) CMU (Hong Kong Monetary Authority - Central Moneymarkets Unit)	Equity, Corporate Debt, Government Debt Corporate Debt, Government Debt
HUNGARY	KELER (Központi Elszámolóház és Értéktár (Budapest) Zrt.)	Equity, Corporate Debt, Government Debt
ICELAND	Nasdaq CSD Iceland hf. (Nasdaq verðbréfamiðstöð hf.)	Equity, Corporate Debt, Government Debt
INDIA	NSDL (National Securities Depository Limited) CDSL (Central Depository Services (India) Limited) RBI (Reserve Bank of India)	Equity, Corporate Debt Equity, Corporate Debt Government Debt
INDONESIA	KSEI (PT Kustodian Sentral Efek Indonesia) BI (Bank Indonesia)	Equity, Corporate Debt, Government Debt* (*acts as sub-registry) Government Debt
INTERNATIONAL SECURITIES MARKET	Euroclear Bank (Euroclear Bank SA/NV) CBL (Clearstream Banking S.A.)	Internationally Traded Debt, Equity Internationally Traded Debt, Equity
IRELAND	EUI (Euroclear U.K. & Ireland Limited)	Equity, Corporate Debt
ISRAEL	TASE-CH (Tel-Aviv Stock Exchange Clearing House Ltd.)	Equity, Corporate Debt, Government Debt
ITALY	Monte Titoli (Monte Titoli S.p.A.)	Equity, Corporate Debt, Government Debt
JAPAN	JASDEC (Japan Securities Depository Center, Incorporated) BOJ (Bank of Japan)	Equity, Corporate Debt Government Debt
JORDAN	SDC (Securities Depository Center)	Equity, Corporate Debt
KAZAKHSTAN	KACD (Central Securities Depository Joint-Stock Company)	Equity, Corporate Debt, Government Debt
KENYA	CDS (Central Bank of Kenya - Central Depository System) CDSC (Central Depository and Settlement Corporation Limited)	Government Debt Equity, Corporate Debt
KUWAIT	KCC (The Kuwait Clearing Company K.S.C.)	Equity, Corporate Debt
LATVIA	LCD (Latvian Central Depository)	Equity, Corporate Debt, Government Debt
LITHUANIA	CSDL (Central Securities Depository of Lithuania)	Equity, Corporate Debt, Government Debt
LUXEMBOURG	CBL (Clearstream Banking S.A.)	Equity, Corporate Debt, Government Debt
MALAYSIA	Bursa Depository (Bursa Malaysia Depository Sdn Bhd) BNM (Bank Negara Malaysia)	Equity, Corporate Debt Government Debt
MAURITIUS	CDS (Central Depository & Settlement Co. Ltd) BOM (Bank of Mauritius)	Equity, Corporate Debt Government Debt
MEXICO	Indeval (S.D. Indeval S.A. de C.V.)	Equity, Corporate Debt, Government Debt
MOROCCO	Maroclear (Maroclear)	Equity, Corporate Debt, Government Debt
NETHERLANDS	Euroclear Nederland (Euroclear Nederland)	Equity, Corporate Debt, Government Debt
NEW ZEALAND	NZCSD (New Zealand Central Securities Depository Limited)	Equity, Corporate Debt, Government Debt
NIGERIA	CSCS (Central Securities Clearing System Plc) CBN (Central Bank of Nigeria)	Equity, Corporate Debt Government Debt
NORWAY	VPS (Verdipapirsentralen ASA)	Equity, Corporate Debt, Government Debt
OMAN	MCD (Muscat Clearing and Depository Co. (S.A.O.C))	Equity, Corporate Debt, Government Debt
PAKISTAN	SBP (State Bank of Pakistan) CDC (Central Depository Company of Pakistan Limited)	Government Debt Equity, Corporate Debt
PERU	CAVALI (CAVALI S.A. I.C.L.V.)	Equity, Corporate Debt, Government Debt
PHILIPPINES	PDTC (Philippine Depository and Trust Corporation) RoSS (Bureau of Treasury - Registry of Scripless Securities)	Equity, Corporate Debt Government Debt
POLAND	KDPW (Krajowy Depozyt Papierów Wartosciowych S.A.) RPW (National Bank of Poland - Registry of Securities)	Equity, Corporate Debt, Long-Term Government Debt Short-Term Government Debt
PORTUGAL	INTERBOLSA (Sociedade Gestora de Sistemas de Liquidação e de Sistemas Centralizados de Valores Mobiliários, S.A.)	Equity, Corporate Debt, Government Debt
QATAR	QCSD (Qatar Central Securities Depository)	Equity, Government Debt
ROMANIA	CD S.A. (Central Depository S.A.) NBR (National Bank of Romania)	Equity, Corporate Debt Government Debt
RUSSIA	NSD (National Settlement Depository)	Equity, Corporate Debt, Government Debt
SAUDI ARABIA	SDCC (Securities Depository Center Company)	Equity, Corporate Debt, Government Debt
SERBIA	CSD (Central Securities Depository and Clearing House)	Equity, Corporate Debt, Government Debt
SINGAPORE	CDP (The Central Depository (Pte) Limited) MAS (Monetary Authority of Singapore)	Equity, Corporate Debt, Government Securities Government Securities
SLOVAK REPUBLIC	CDCP (Centrálny depozitár cenných papierov SR, a.s.)	Equity, Corporate Debt, Government Debt
SLOVENIA	KDD (Centralna klirinško depotna družba d.d.)	Equity, Corporate Debt, Government Debt
SOUTH AFRICA	Strate (Strate (Pty) Limited)	Equity, Corporate Debt, Government Debt
SOUTH KOREA	KSD (Korea Securities Depository)	Equity, Corporate Debt, Government Debt
SPAIN	IBERCLEAR (Sociedad de Sistemas)	Equity, Corporate Debt, Government Debt
SRI LANKA	CDS (Central Depository Systems (Pvt.) Ltd.) LankaSecure (Central Bank of Sri Lanka - LankaSecure)	Equity, Corporate Debt Government Debt
SWEDEN	Euroclear Sweden (Euroclear Sweden AB)	Equity, Corporate Debt, Government Debt
SWITZERLAND	SIS (SIX SIS AG)	Equity, Corporate Debt, Government Debt
TAIWAN	TDCC (Taiwan Depository and Clearing Corporation) CBC (Central Bank of the Republic of China (Taiwan))	Equity, Corporate Debt Government Debt
TANZANIA	CDS (Dar es Salaam Stock Exchange Central Depository System)	Equity, Corporate Debt
THAILAND	TSD (Thailand Securities Depository Company Limited)	Equity, Corporate Debt, Government Debt
TRINIDAD AND TOBAGO	TTCD (Trinidad and Tobago Central Depository Limited)	Equity, Corporate Debt, Government Debt
TUNISIA	Tunisie Clearing (Tunisie Clearing)	Equity, Corporate Debt, Government Debt
TURKEY	CBRT (Türkiye Cumhuriyet Merkez Bankasi A.S.) CRA (Merkezi Kayit Kurulusu A.S.)	Government Debt Equity, Corporate Debt, Government Debt
UGANDA	CSD (Bank of Uganda - Central Securities Depository) SCD (Uganda Securities Exchange - Securities Central Depository)	Government Debt Equity, Corporate Debt
UKRAINE	NDU (National Depository of Ukraine)	Equity, Corporate Debt
UNITED ARAB EMIRATES - ADX	ADX (Abu Dhabi Securities Exchange)	Equity, Corporate Debt, Government Debt
UNITED ARAB EMIRATES - DFM	DFM (Dubai Financial Market)	Equity, Corporate Debt, Government Debt
UNITED ARAB EMIRATES - NASDAQ DUBAI	NASDAQ Dubai (NASDAQ Dubai Limited)	Corporate Debt
UNITED KINGDOM	EUI (Euroclear U.K. & Ireland Limited)	Equity, Corporate Debt, Government Debt
UNITED STATES	FRB (Federal Reserve Bank) DTC (Depository Trust Company)	Government Debt, Mortgage Backed Securities Equity, Corporate Debt
URUGUAY	BCU (Banco Central del Uruguay)	Government Debt
VENEZUELA	CVV (Caja Venezolana de Valores, S.A.) BCV (Banco Central de Venezuela)	Equity, Corporate Debt Government Debt
VIETNAM	VSD (Vietnam Securities Depository)	Equity, Corporate Debt, Government Debt
WAEMU - BENIN, BURKINA FASO, GUINEA-BISSAU, IVORY COAST, MALI, NIGER, SENEGAL, TOGO	DC/BR (Le Dépositaire Central / Banque de Règlement)	Equity, Corporate Debt, Government Debt
ZAMBIA	LuSE CSD (Lusaka Stock Exchange Central Shares Depository) BoZ (Bank of Zambia)	Equity, Corporate Debt, Treasury Bonds Government Debt
ZIMBABWE	CDC (Chengetedzai Depository Company Limited)	Equity

This document is for information only and its contents are subject to change.  This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with J.P. Morgan. Neither this document nor any of its contents may be disclosed to any third party or used for any other purpose without the proper written consent of J.P. Morgan.  J.P. Morgan has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

EXHIBIT 1—Amendment 2

The following is an amendment, dated as of December 22, 2017 (“Amendment”), to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank, N.A. (“Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each, a “Trust”).  This Amendment serves to update the names of the Trusts and certain of their portfolios (each, a “Fund”) listed on Exhibit 1.  Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the following Trusts and Funds listed below.  Capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Agreement.

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard REIT II Index Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds

Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Treasury Index Fund

Vanguard Total Corporate Bond ETF

Vanguard Specialized Funds

Vanguard Precious Metals and Mining Fund

Vanguard REIT Index Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard STAR Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Tax-Managed Capital Appreciation Fund

Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees’ Equity Fund

Vanguard Diversified Equity Fund

Vanguard International Value Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Managed Payout Fund

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

REIT Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard High Dividend Yield Index Fund

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

(Rest of page left intentionally blank)

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund

Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard 500 Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Small Cap Growth Index Fund

Vanguard Small Cap Value Index Fund

Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund

Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard Capital Value Fund

Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund

Vanguard Morgan Growth Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund

Vanguard Structured Broad Market Fund

Vanguard Structured Large-Cap Equity Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund

Vanguard Energy Fund

Vanguard REIT Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard International Value Fund

Vanguard Variable Insurance Funds

Vanguard Balanced Portfolio

Vanguard Capital Growth Portfolio

Vanguard Diversified Value Portfolio

Vanguard Equity Income Portfolio

Vanguard Equity Index Portfolio

Vanguard Growth Portfolio

Vanguard Mid-Cap Index Portfolio

Vanguard REIT Index Portfolio

Vanguard Small Company Growth Portfolio

Vanguard International Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund

Vanguard High Dividend Yield Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund

Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard FTSE Social Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunications Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

(Rest of page left intentionally blank)

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.	EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
/s/ Thomas J. Higgins
By:	By:

Name:	Name:	Thomas J. Higgins

Title:	Title:	Chief Financial Officer

AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated July __, 2018, (the “Amendment”) to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank, N.A. (the “Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each, a “Trust”).  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Information Concerning Deposits at Bank. Section 10.5(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

(c) In the event that (i) Bank incurs a loss attributable to Country Risk with respect to any cash balance it maintains on deposit at a Subcustodian or other correspondent bank in regard to its global custody or trust businesses in the country where the Subcustodian or other correspondent bank is located or (ii) J.P. Morgan Bank International LLC incurs a loss attributable to Country Risk with respect to any cash balance it maintains on deposit at its correspondent bank in Russia in regard to its direct custody business, Bank may set such loss off against Customer’s Cash Account to the extent that such loss is directly attributable to Customer’s investments in that market.

2.	Exhibit 1. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard REIT II Index Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds

Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Treasury Index Fund

Vanguard Total Corporate Bond ETF

Vanguard Total World Bond ETF

Vanguard Specialized Funds

Vanguard Precious Metals and Mining Fund

Vanguard REIT Index Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard STAR Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Tax-Managed Capital Appreciation Fund

Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees’ Equity Fund

Vanguard Diversified Equity Fund

Vanguard International Value Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Managed Payout Fund

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

REIT Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard High Dividend Yield Index Fund

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

Vanguard ESG Stock ETF

Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard Capital Value Fund
Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund

Vanguard Morgan Growth Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund
Vanguard Structured Broad Market Fund
Vanguard Structured Large-Cap Equity Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard REIT Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds

Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard REIT Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund
Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Telecommunications Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

3.

Miscellaneous.  Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

(Rest of page left intentionally blank)

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.		EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
	/s/ Brian Eckert		/s/ Thomas J. Higgins
By:		By:

Name:	Brian Eckert	Name:	Thomas J. Higgins

Title:	Executive Director	Title:	Chief Financial Officer

AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated October _2_, 2018, (the “Amendment”) to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank, N.A. (the “Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each, a “Trust”).  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Exhibit 1. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Charlotte Funds

Vanguard Global Credit Bond Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard Real Estate II Index Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds

Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Treasury Index Fund

Vanguard Total Corporate Bond ETF

Vanguard Total World Bond ETF

Vanguard Specialized Funds

Vanguard Global Capital Cycles Fund

Vanguard Real Estate Index Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard STAR Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Tax-Managed Capital Appreciation Fund

Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees’ Equity Fund

Vanguard Diversified Equity Fund

Vanguard International Value Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Managed Payout Fund

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

REIT Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard High Dividend Yield Index Fund

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

Vanguard ESG US Stock ETF

Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard Capital Value Fund
Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund

Vanguard Morgan Growth Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund
Vanguard Structured Broad Market Fund
Vanguard Structured Large-Cap Equity Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard Real Estate Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds

Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard REIT Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund
Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Communication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

2.

Miscellaneous.  Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.		EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
	/s/ Alan Liang		/s/ John Bendl
By:		By:

Name:	Alan Liang	Name:	John Bendl

Title:	Vice President	Title:	Chief Accounting Officer Controller

AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated April _9_, 2019, (the “Amendment”) to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank, N.A. (the “Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each, a “Trust”).  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

3.	Exhibit 1. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Charlotte Funds

Vanguard Global Credit Bond Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard Real Estate II Index Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds

Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Treasury Index Fund

Vanguard Total Corporate Bond ETF

Vanguard Total World Bond ETF

Vanguard Specialized Funds

Vanguard Global Capital Cycles Fund

Vanguard Real Estate Index Fund

Vanguard Global ESG Select Stock Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard STAR Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Tax-Managed Capital Appreciation Fund

Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees’ Equity Fund

Vanguard Diversified Equity Fund

Vanguard International Value Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Managed Payout Fund

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

REIT Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard High Dividend Yield Index Fund

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

Vanguard ESG US Stock ETF

Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard Capital Value Fund
Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund

Vanguard Morgan Growth Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund
Vanguard Structured Broad Market Fund
Vanguard Structured Large-Cap Equity Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard Real Estate Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds

Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard REIT Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund
Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Communication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

4.

Miscellaneous.  Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.		EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
	/s/ Carl Mehldau		/s/ Thomas J. Higgins
By:		By:

Name:	Carl Mehldau	Name:	Thomas J. Higgins

Title:	Vice President	Title:	Chief Financial Officer

AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated August _12_, 2019, (the “Amendment”) to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank, N.A. (the “Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each, a “Trust”).  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

5.	Exhibit 1. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Charlotte Funds

Vanguard Global Credit Bond Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard Real Estate II Index Fund

Vanguard Horizon Funds

Vanguard International Core Stock Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds

Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Treasury Index Fund

Vanguard Total Corporate Bond ETF

Vanguard Total World Bond ETF

Vanguard Specialized Funds

Vanguard Global Capital Cycles Fund

Vanguard Real Estate Index Fund

Vanguard Global ESG Select Stock Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard STAR Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Tax-Managed Capital Appreciation Fund

Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees’ Equity Fund

Vanguard Diversified Equity Fund

Vanguard International Value Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Managed Payout Fund

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

REIT Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard High Dividend Yield Index Fund

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

Vanguard ESG US Stock ETF

Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard Capital Value Fund
Vanguard U.S. Value Fund

Vanguard Morgan Growth Fund

Vanguard Morgan Growth Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund
Vanguard Structured Broad Market Fund
Vanguard Structured Large-Cap Equity Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard Real Estate Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds

Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard REIT Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund
Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Communication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

6.

Miscellaneous.  Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.		EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO
	/s/ Carl Mehldau		/s/ Peter C. Mahoney
By:		By:

Name:	Carl Mehldau	Name:	Peter C. Mahoney

Title:	Vice President	Title:	Controller

AMENDMENT TO AMENDED AND RESTATED GLOBAL CUSTODY AGREEMENT

The following is an amendment, dated August 6, 2020, (the “Amendment”) to the Amended and Restated Global Custody Agreement, dated August 14, 2017, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank, N.A. (the “Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each, a “Trust”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

7.	Exhibit 1. Exhibit 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

Vanguard Admiral Funds

Vanguard S&P 500 Growth Index Fund

Vanguard S&P 500 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Total Bond Market II Index Fund

Vanguard Charlotte Funds

Vanguard Global Credit Bond Fund

Vanguard Chester Funds

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard Institutional Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard Target Retirement 2065 Fund

Vanguard Target Retirement Income Fund

Vanguard Fixed Income Securities Funds

Vanguard GNMA Fund

Vanguard Real Estate II Index Fund

Vanguard Horizon Funds

Vanguard International Core Stock Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard Malvern Funds

Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Scottsdale Funds

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Short-Term Treasury Index Fund

Vanguard Total Corporate Bond ETF

Vanguard Total World Bond ETF

Vanguard Specialized Funds

Vanguard Global Capital Cycles Fund

Vanguard Real Estate Index Fund

Vanguard Global ESG Select Stock Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Growth Fund

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard STAR Fund

Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

Vanguard Tax-Managed Balanced Fund

Vanguard Tax-Managed Capital Appreciation Fund

Vanguard Tax-Managed Small-Cap Fund

Vanguard Trustees’ Equity Fund

Vanguard Diversified Equity Fund

Vanguard International Value Fund

Vanguard Valley Forge Funds

Vanguard Balanced Index Fund

Vanguard Managed Allocation Fund

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Real Estate Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Vanguard Wellington Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard High Dividend Yield Index Fund

Vanguard International Explorer Fund

Vanguard World Fund

Vanguard Extended Duration Treasury Index Fund

Vanguard Global Wellesley Income Fund

Vanguard Global Wellington Fund

Vanguard ESG U.S. Corporate Bond ETF

Vanguard ESG U.S. Stock ETF

Vanguard ESG International Stock ETF

Bank and each following Customer hereby agree that all of the terms and conditions as set forth in the Agreement except for Sections 2.1 and 2.2 are hereby incorporated by reference with respect to the Trusts and Funds listed below limited to their use of account number P 62749 in Vanguard Directly Managed Securities Lending transactions:

Vanguard Chester Funds

Vanguard PRIMECAP Fund

Vanguard Explorer Fund

Vanguard Explorer Fund

Vanguard Fenway Funds

Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund

Vanguard Horizon Funds

Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund

Vanguard Index Funds

Vanguard Extended Market Index Fund
Vanguard 500 Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Small Cap Growth Index Fund
Vanguard Small Cap Value Index Fund
Vanguard Value Index Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund

Vanguard Malvern Funds

Vanguard U.S. Value Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund

Vanguard Scottsdale Funds

Vanguard Explorer Value Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 3000 Index Fund

Vanguard Specialized Funds

Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard Real Estate Index Fund

Vanguard Trustees’ Equity Fund

Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund

Vanguard Variable Insurance Funds

Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Growth Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard Real Estate Index Portfolio
Vanguard Small Company Growth Portfolio
Vanguard International Portfolio

Vanguard Whitehall Funds

Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund
Vanguard Selected Value Fund

Vanguard Windsor Funds

Vanguard Windsor Fund
Vanguard Windsor II Fund

Vanguard World Fund

Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard Communication Services Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

8.

Miscellaneous.  Except as modified by this Amendment, the Agreement shall remain unmodified, in full force and effect and all terms and conditions of the Agreement are hereby incorporated into and made part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

JPMORGAN CHASE BANK, N.A.	EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON EXHIBIT 1 HERETO

By:	/s/ Carl Mehldau	By:	/s/ John Bendl

Name:	Carl Mehldau	Name:	John Bendl

Title:	Vice President	Title:	Chief Financial Officer